U.S. Securities and Exchange Commission
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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The E.W. Scripps Company

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
INTERNET AVAILABILITY OF PROXY MATERIALS
VOTING PROCEDURES
SOLICITATION OF PROXIES
PROPOSAL 1
REPORT ON THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
REPORT ON THE SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
REPORT ON THE SECURITY OWNERSHIP OF MANAGEMENT
REPORT ON THE BOARD OF DIRECTORS AND ITS COMMITTEES
CORPORATE GOVERNANCE
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Report of the Audit Committee
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
COMPENSATION DISCUSSION AND ANALYSIS
REPORT ON RELATED PARTY TRANSACTIONS
REPORT ON SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE
ENGAGEMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
REPORT ON SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING
OTHER MATTERS

THE E. W. SCRIPPS COMPANY

Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 5, 2009

TO THE SHAREHOLDERS OF THE E. W. SCRIPPS COMPANY

The Annual Meeting of the Shareholders of The E. W. Scripps Company (the “Company”) will be held at the Queen City Club, 331 East Fourth Street, Cincinnati, Ohio, on Tuesday, May 5, 2009, at 10:00 a.m., local time, for the following purposes:

1. to elect directors; and

2. to transact such other business as may properly come before the meeting.

The board of directors has fixed the close of business on March 6, 2009, as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting and any adjournment thereof.

We encourage you to attend the meeting and vote your shares in person. If you plan to attend the meeting and need special assistance because of a disability, please contact the secretary’s office.

We are furnishing our proxy materials to you under Securities and Exchange Commission rules that allow companies to deliver proxy materials to their shareholders on the Internet. On or about March 18, 2009, you were provided with a Notice of Internet Availability of Proxy Materials (“Notice”) and provided access to our proxy materials over the Internet. The proxy materials include the 2008 Annual Report to Shareholders and the Proxy Statement.

We encourage you to attend the Annual Meeting. However, it is important that your shares be represented whether or not you are personally able to attend. Even if you plan to attend the Annual Meeting, please vote as instructed on the Notice, via the internet or the telephone as promptly as possible to ensure that your vote is recorded. Alternatively, you may follow the procedures outlined in the Notice to request a paper proxy card to submit your vote by mail. If you attend the meeting and your shares are registered in your name, you may withdraw your proxy at that time and vote your shares in person.

Your proxy is being solicited by the board of directors.

Mary Denise Kuprionis, Esq.
Vice President, Secretary,
Chief Ethics & Compliance Officer

March 18, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 5, 2009
The Proxy Statement and Annual Report to Shareholders are available without charge at http://www.proxydocs.com/ssp

The E. W. Scripps Company

312 Walnut Street
Cincinnati, Ohio 45202

PROXY STATEMENT

2009 ANNUAL MEETING
MAY 5, 2009

This Proxy Statement is being furnished in connection with the solicitation of proxies by the board of directors of The E. W. Scripps Company, an Ohio corporation (the “Company”), for use at the Company’s Annual Meeting of Shareholders (the “Annual Meeting”) which will be held on Tuesday, May 5, 2009, at the Queen City Club, 331 East Fourth Street, Cincinnati, Ohio, at 10:00 a.m. local time.

The close of business on March 6, 2009, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

INTERNET AVAILABILITY OF PROXY MATERIALS

We are furnishing proxy materials to our shareholders primarily via the Internet under rules adopted by the U.S. Securities and Exchange Commission, instead of mailing printed copies of those materials to each shareholder. On March 18, 2009, we mailed to our shareholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including our Proxy Statement and our Annual Report to Shareholders. The Notice of Internet Availability of Proxy Materials also instructs you on how to access your proxy card to vote via the Internet or by telephone.

This process is designed to expedite shareholders’ receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources. If you would prefer to continue to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

VOTING PROCEDURES

On March 6, 2009, the Company had outstanding 41,944,559 Class A Common Shares, $.01 par value per share (“Class A Common Shares”), and 11,933,401 Common Voting Shares, $.01 par value per share (“Common Voting Shares”). Holders of Class A Common Shares are entitled to elect the greater of three or one-third of the directors of the Company but are not entitled to vote on any other matters except as required by Ohio law. Holders of Common Voting Shares are entitled to elect all remaining directors and to vote on all other matters requiring a vote of shareholders. Each Class A Common Share and Common Voting Share is entitled to one vote upon matters on which such class of shares is entitled to vote.

SOLICITATION OF PROXIES

The solicitation of proxies is made by and on behalf of the board of directors. The Company will pay the cost of the solicitor of proxies, including the cost of printing and mailing proxy materials. In addition to the solicitation of proxies by mail, solicitation may be made by directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of shares. The Company has retained Georgeson Inc., at an estimated cost of $2,000, to assist the Company in the solicitation of proxies from brokers, nominees, institutions and individuals.

PROPOSAL 1

Election of Directors

A board of nine directors is to be elected, three by the holders of Class A Common Shares voting separately as a class and six by the holders of Common Voting Shares voting separately as a class. The Nominating & Governance committee recommended to the board of directors each of the nominees set forth below. In the election, the nominees receiving the greatest number of votes will be elected. Each director’s term lasts until the 2010 Annual Meeting of Shareholders.

Each proxy for Class A Common Shares executed and returned by a holder of such shares will be voted for the election of the three directors hereinafter shown as nominees for such class of shares, unless otherwise indicated on such proxy. Each proxy for Common Voting Shares executed and returned by a holder of such shares will be voted for the election of the six directors hereinafter shown as nominees for such class of shares, unless otherwise indicated on such proxy. Although the board of directors does not contemplate that any of the nominees hereinafter named will be unavailable for election, in the event that any such nominee is unable to serve, the proxies will be voted for the remaining nominees and for such other person(s), if any, as the board may propose.

REPORT ON THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

The following table sets forth certain information as to each of the nominees for election to the board of directors.

		Director	Principal Occupation or Occupation/Business
Name	Age	Since	Experience for Past Five Years

Nominees for Election by Holders of Class A Common Shares
Roger L. Ogden (1)	63	2008	Retired since July 2007, President and General Manager KUSA Denver from August 1997 until July 2005, President and CEO Gannett Broadcasting from July 2005 until July 2007, Senior Vice President of Design, Innovation and Strategy for Gannett Co., Inc. from June 2006 until July 2007.
J. Marvin Quin	61	2009	Retired since May 2008, Chief Financial Officer of Ashland Inc. from 1992 until April 2008. Mr. Quin held various executive positions with Ashland from June 1972 through May 2008.
Kim Williams (2)	52	2008	Retired since 2001, Senior Vice President, Partner, and Associate Director of Global Industry Research at Wellington Management Company, LLP from 1995 until 2001, Senior Vice President, Partner, Global Industry Analyst from 1986 until 1995.

Nominees for Election by Holders of Common Voting Shares
Richard A. Boehne	52	2008	President and Chief Executive Officer of the Company since July 2008. He was Executive Vice President and Chief Operating Officer from April 2006 to June 2008 and was an Executive Vice President from February 1999 until June 2008.
John H. Burlingame (3)(4)	75	1988	Retired Partner since January 2003, Active Retired Partner from January 2000 to December 2002, Senior Partner from January 1998 to December 1999, Partner from June 1997 through December 1997 and Executive Partner from 1982 through 1997 of Baker & Hostetler LLP (law firm).
John W. Hayden (5)	51	2008	Chief Executive Officer of The Midland Company since March 1998. Midland’s insurance operations do business as the American Modern Insurance Group. Mr. Hayden has served Midland and its subsidiaries in various capacities with progressively increasing responsibilities since 1981 including as Chief Executive Officer of American Modern Group since 1998.
Mary McCabe Peirce (3)(4)(6)	60	2008	Trustee of The Edward W. Scripps Trust.
Nackey E. Scagliotti (3)(4)(6)	63	1999	Chair of the board of directors of The Union Leader Corporation (New Hampshire publisher of daily, Sunday and weekly newspapers) from May 1999 to December 2008 retirement, director from December 1992 through December 2008, Assistant Publisher from 1996 to May 1999. Former President (1999 through 2003) and Publisher (1999 and 2000) of Neighborhood Publications, Inc. (New Hampshire publisher of weekly newspapers).

		Director	Principal Occupation or Occupation/Business
Name	Age	Since	Experience for Past Five Years

Paul K. Scripps (6)(7)	63	1986	Vice President/Newspapers of the Company from November 1997 to December 2001 and Chairman from December 1989 to June 1997 of a subsidiary of the Company.

(1)	Mr. Ogden is a director of Chyron Corporation (a provider of broadcast graphics hardware, software and associated services to the television industry).

(2)	Ms. Williams is a director of Weyerhauser Company (a forest products company).

(3)	Mr. Burlingame, Ms. Peirce and Ms. Scagliotti are directors of Scripps Networks Interactive, Inc.

(4)	Mr. Burlingame, Ms. Peirce and Ms. Scagliotti are the trustees of The Edward W. Scripps Trust.

(5)	Mr. Hayden is a director of The Midland Company (an insurance company), American Modern Insurance Group and Ohio National Financial Services (a mutual insurance and financial services company).

(6)	Ms. Peirce and Ms. Scagliotti are income beneficiaries of The Edward W. Scripps Trust and are first cousins. Mr. Scripps is a second cousin to Ms. Scagliotti and Ms. Peirce.

(7)	Mr. Scripps serves as a director of the Company pursuant to an agreement between The Edward W. Scripps Trust and John P. Scripps. See “Certain Transactions — John P. Scripps Newspapers.”

Mr. William R. Burleigh, a director of the Company since 1990, chose not to be a nominee for director at the May 2009 annual meeting of shareholders. The Company wishes to publicly acknowledge his service and expresses its gratitude for his many contributions to the Company. Ms. Scagliotti will succeed Mr. Burleigh as chair of the board of directors.

REPORT ON THE SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information with respect to persons known to management to be the beneficial owners, as of December 31, 2008, of more than 5 percent of the Company’s outstanding Class A Common Shares or Common Voting Shares. Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares shown therein as being beneficially owned by them.

			Common
	Class A		Voting
Name and Address of Beneficial Owner	Common Shares	Percent	Shares	Percent

The Edward W. Scripps Trust (1)	13,064,074	31.19%	10,693,333	89.61%
13350 Metro Parkway, Suite 301 Fort Meyers, Florida 33966-4796
Paul K. Scripps and	270	—	1,065,858	8.93%
John P. Scripps Trusts (2) 5360 Jackson Drive, Suite 206 La Mesa, California 91942
Barclays Global Investors, NA (3)	3,688,326	8.81%	—	—
400 Howard Street San Francisco, CA 94105
FMR LLC (4)	4,286,504	10.23%	—	—
82 Devonshire Street Boston, Massachusetts 02109
GAMCO Investors, Inc. (5)	2,206,172	5.27%	—	—
One Corporate Center Rye, New York 10850-1435

(1)	Under the Trust Agreement establishing The Edward W. Scripps Trust (the “Trust”), the Trust must retain voting shares sufficient to ensure control of the Company until the final distribution of the Trust estate unless earlier stock dispositions are necessary for the purpose of preventing loss or damage to such estate. The trustees of the Trust are John H. Burlingame, Mary McCabe Peirce and Nackey E. Scagliotti. The Trust will terminate upon the death of one individual. Upon the termination of the Trust, substantially all of its assets (including all shares of capital stock of the Company held by the Trust) will be distributed to certain descendants. Certain of these descendants have entered into an agreement among themselves, other cousins and the Company which will restrict transfer and govern voting of Common Voting Shares to be held by them upon termination of the Trust and distribution of the Trust estate. See “Certain Transactions — Scripps Family Agreement.”

(2)	See footnote 5 to the table under “Security Ownership of Management.”

(3)	Barclays Global Investors, NA filed a Schedule 13G with the Securities and Exchange Commission with respect to the Company’s Class A Common Shares on February 5, 2009. The information in the table is based on the information contained in such filing for the year ended 2008. Such report states that Barclays Global Investors, along with its reporting subsidiaries and affiliates, has sole voting power over 3,037,397 shares and sole investment power over 3,688,326 shares.

(4)	FMR LLC filed a Schedule 13G with the Securities and Exchange Commission with respect to the Company’s Class A Common Shares on January 10, 2008. Such report states that FMR LLC has sole voting power over 457,332 shares and sole investment power over 4,286,504 shares. The shares in the table have been adjusted to reflect the 1 for 3 reverse share split of the Company’s outstanding Class A Common Shares that was approved by shareholders on July 15, 2008 and was effective on July 16, 2008.

(5)	GAMCO Investors, Inc. filed a Schedule 13D with the Securities and Exchange Commission with respect to the Company’s Class A Common Shares on January 9, 2009 and amended on March 10, 2009. The number of shares beneficially owned that is shown in the table is based on the information contained in such filing for the year ended 2008. The report states that GAMCO Investors, Inc., along with its reporting subsidiaries and affiliates, has sole voting power over 2,145,409 shares and sole dispositive power over 2,206,172 shares.

REPORT ON THE SECURITY OWNERSHIP OF MANAGEMENT

The following information is set forth with respect to the Company’s Class A Common Shares and Common Voting Shares beneficially owned as of January 31, 2009, by each director and each nominee for election as a director of the Company, by each named executive, and by all directors and executive officers of the Company as a group. Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares shown therein as being beneficially owned by them. Also included in the table are shares owned by The Edward W. Scripps Trust, the trustees of which are directors of the Company.

			Total
			Class A		Common
Name of Individual or	Class A	Exercisable	Common		Voting
Number of Persons in Group	Common Shares(1)	Options(2)	Shares(3)	Percent	Shares	Percent

Richard A. Boehne	162,149	967,915	1,130,064	2.7%	—	—
William R. Burleigh	28,276	206,568	234,844	*	—	—
John H. Burlingame (4)	3,476	32,858	36,344	*	—	—
John W. Hayden	333	—	333	*	—	—
Roger L. Ogden	376	—	376	*	—	—
Mary McCabe Peirce (4)	—	—	—	*	—	—
J. Marvin Quin	200	—	200	*	—	—
Nackey E. Scagliotti (4)	133	39,429	39,562	*	—	—
Paul K. Scripps (5)	270	56,334	56,604	*	1,065,858	8.93%
Kim Williams	400	—	400	*	—	—
William Appleton	1,666	—	1,666	*
Mark G. Contreras	7,645	171,356	179,001	*	—	—
Lisa A. Knutson	33,523	54,144	87,667	*	—	—
Brian G. Lawlor	1,000	84,500	85,500	*	—	—
Douglas F. Lyons	16,692	92,479	109,171	*	—	—
Timothy E. Stautberg	40,404	186,380	226,784	*	—	—
All directors and executive officers as a group (16 persons) (6)	13,360,617	1,891,963	15,252,580	36.41%	11,759,191	98.54%

*	Shares owned represent less than 1 percent of the outstanding shares of such class of stock.

(1)	The shares listed for each of the officers and directors represent his or her direct or indirect beneficial ownership of Class A Common Shares.

(2)	The shares listed for each of the executive officers and directors include Class A Common Shares underlying exercisable options at January 31, 2009 and options that will be exercisable within 60 days of January 31, 2009 (March 31, 2009).

(3)	The shares listed do not include the balances held in any of the directors’ phantom share accounts that are the result of an election to defer compensation under the 1997 Deferred Compensation and Stock Plan for Directors. None of the shares listed for any officer or director is pledged as security for any obligation, such as pursuant to a loan arrangement or agreement or pursuant to any margin account agreement.

(4)	These persons are trustees of the Trust and have the power to vote and dispose of the 13,064,074 Class A Common Shares and the 10,693,333 Common Voting Shares of the Company held by the Trust. Mr. Burlingame disclaims any beneficial interest in the shares held by the Trust.

(5)	The shares listed for Mr. Scripps include 68,132 Common Voting Shares and 132 Class A Common Shares held in various family trusts for the benefit of certain of his relatives and which Mr. Scripps disclaims beneficial ownership. The shares also include 67,014 Common Voting Shares and 138 Class A Shares held in family trusts of which he is a trustee and may claim a beneficial interest. The shares listed also include 930,712 Common Voting Shares held by four trusts established by his father and of which Mr. Scripps is a trustee. Mr. Scripps is the sole beneficiary of one of these trusts, holding 232,678 Common Voting Shares. He disclaims beneficial ownership of the shares held in the other three trusts.

(6)	The shares listed include the 13,064,074 Class A Common Shares and the 10,693,333 Common Voting Shares of the Company owned by The Edward W. Scripps Trust. Please see footnote 1 under Report on the Security Ownership of Certain Beneficial Owners for additional information.

REPORT ON THE BOARD OF DIRECTORS AND ITS COMMITTEES

2008 Board Meetings

During 2008, the board held four regularly scheduled meetings and six special meetings. All directors attended at least 75 percent of the meetings of the board and of the committees on which they served during the year ended December 31, 2008.

Executive Sessions of Directors

Executive sessions of nonmanagement directors are held regularly. The director who presides at these meetings is the chair of the board of directors or another director selected by the board at the time of such meeting.

Committee Charters

The charters of the audit, compensation and nominating & governance committees are available for review on the Company’s Web site at www.scripps.com by first clicking on “Shareholders,” and then on, “Corporate Governance,” and then on “Highlights.” Copies are available in print to any shareholder who requests a copy by contacting the Company’s secretary at 312 Walnut Street, Suite 2800, Cincinnati, Ohio, 45202.

Committees of the Board of Directors

Executive Committee.  William R. Burleigh (chair), Nackey E. Scagliotti and Richard A. Boehne have been the members of the executive committee since July 1, 2008, the effective date of the Company’s distribution of Scripps Networks Interactive, Inc’s stock to Company shareholders (the “Spin-Off”). Prior to the Spin, the members of the executive committee were Mr. Burleigh, Mr. John H. Burlingame and Mr. Kenneth W. Lowe. This committee may exercise all of the powers of the board in the management of the business and affairs of the Company between board meetings except the power to fill vacancies on the board or its committees. Effective on the date of the 2009 annual meeting of shareholders, Ms. Scagliotti, will become chair of the executive committee and Mr. John W. Hayden will join the committee. The executive committee held one meeting in 2008.

Audit Committee.  J. Marvin Quin (chair), William R. Burleigh, John W. Hayden and Kim Williams are the members of the audit committee. Prior to the Spin-Off, committee members were Messrs. Ronald W. Tysoe (chair), David Moffett, Jeffrey Sagansky, and Ms. Julie A. Wrigley. Mr. Moffett became chair of the committee on July 1, 2008 but resigned from the board of directors in November 2008. Effective with Mr. Moffett’s resignation, Mr. Hayden was elected chair of the committee and Mr. Burleigh joined the committee. Mr. Quin was elected a member of the board of directors on January 9, 2008 and elected chair of the committee on February 17, 2009. The purpose of the committee is to assist the board in fulfilling its oversight responsibility relating to (1) the integrity of the company’s financial statements and financial reporting process and the company’s systems of internal accounting and financial controls; (2) the performance of the internal audit services function; (3) the annual independent audit of the Company’s financial statements, the engagement of the independent auditors and the evaluation of the independent auditors’ qualifications, independence, performance and fees; (4) the compliance by the company with legal and regulatory requirements, including the Company’s disclosure controls and procedures; (5) the evaluation of enterprise risk issues; and (6) the fulfillment of all other responsibilities as outlined in its charter. The internal and independent auditors have unrestricted access to the audit committee. The committee meets privately with each of the independent auditors, the internal auditors and management. During 2008 the audit committee held six meetings.

Compensation Committee.  Roger L. Ogden (chair), John H. Burlingame and Kim Williams have been the members of the compensation committee since July 1, 2008. Prior to the Spin-Off, committee members were Messrs. David A. Galloway (chair), John H. Burlingame, Jarl Mohn and Ronald W. Tysoe. The committee is appointed by the board of directors to discharge the board’s responsibilities relating to compensation of the company’s directors and officers. The committee reviews and approves the company’s goals and objectives relevant to compensation of senior management and evaluates the performance of senior management in light of those goals and objectives. With respect to the senior managers, the committee establishes base compensation levels, the terms of incentive compensation plans and equity-based plans and post-service arrangements. The committee approves all awards under the Company’s Long-Term Incentive Plan and approves awards under the Company’s Executive Annual Incentive Plan. The committee reviews all of the components of the chief executive officer’s compensation, including goals and objectives and makes recommendations to the board of directors.

With respect to any funded employee benefit plan covering employees of the Company, the Committee has the definitive authority to appoint and terminate the named fiduciary or named fiduciaries of such plan(s). On an annual basis, the committee reviews the operation of the Company’s compensation program to evaluate its coordination and execution and reviews any management perquisites. The committee reviews succession planning relating to positions held by senior officers of the Company and reviews director compensation and makes recommendations with respect thereto to the board of directors. The committee has the authority to engage outside consultants to assist in determining appropriate compensation levels for the chief executive officer, other senior managers or directors. In 2008, the committee did not engage any consultants but received survey data from a consultant engaged by management. The committee is also responsible for producing an annual report for inclusion in the Company’s proxy statement and reviewing and approving the Compensation Discussion and Analysis and related compensation disclosures included in the Company’s proxy statement. During 2008, the compensation committee held seven meetings.

Nominating & Governance Committee.  Nackey E. Scagliotti (chair), William R. Burleigh, John W. Hayden, Mary McCabe Peirce and Paul K. Scripps are the members of the nominating & governance committee. Prior to the Spin-Off, the members were Ms. Scagliotti, Mr. Burleigh, Mr. John H. Burlingame, Mr. Nicholas B. Paumgarten, Mr. Scripps and Ms. Julie A. Wrigley. The purpose of the committee is (1) to assist the board by identifying individuals qualified to become board members and to recommend director nominees to the board; (2) to recommend to the board corporate governance principles that might be applicable to the Company; (3) to lead the board in its annual review of the board’s performance; and (4) to recommend to the board nominees for each committee of the board. During 2008, the nominating & governance committee held four meetings.

CORPORATE GOVERNANCE

The board of directors is committed to good corporate governance, good business practices and transparency in financial reporting. The nominating & governance committee annually reviews the Company’s corporate governance principles, a copy of which is available on the Company’s Web site by first clicking on “Shareholders,” and then on, “Corporate Governance,” and then on “Highlights.” Copies are available in print to any shareholder who requests a copy by contacting the Company’s secretary at 312 Walnut Street, Suite 2800, Cincinnati, Ohio, 45202.

Code of Ethics

The Company demonstrates its commitment to operate at the highest ethical standards by enforcing the principles in its Code of Ethics which is applicable to all employees. The Company’s chief ethics and compliance officer is responsible for implementation and oversight of the ethics program. Additionally, the Company has in place a Code of Business Conduct and Ethics for the Chief Executive Officer and the Senior Financial and Accounting Officers. It is the responsibility of the audit committee and the chief financial officer to make sure that this policy is operative and has effective reporting and enforcement mechanisms. Both the Code of Business Conduct and Ethics for the Chief Executive Officer and Senior

Financial Officers and the Code of Ethics are available for review on the Company’s Web site and to any shareholder who requests a printed copy.

The Company believes it has an obligation to provide employees with the guidance and support needed to ensure that the best, most ethical choices are made at work. To support this commitment, the Company established a means for employees to submit confidential and anonymous reports of suspected or actual violations of the Company’s Code of Ethics relating, among other things, to: accounting and auditing matters; antitrust activity; confidentiality and misappropriation; conflict of interest; discrimination or harassment; diverting of product or business activity; embezzlement; employee relations; falsification of contracts, reports or records; gifts or entertainment; improper supplier or contractor activity; leadership or management issues; securities violations; sexual harassment; substance abuse; theft; or unsafe working conditions; violence or threat. To submit a report, an employee may call a toll-free number that is answered by a trained professional of EthicsPoint, an independent firm. This number (888-397-4911) is operational 24 hours a day, seven days a week. Employees may also raise questions online through the Internet (www.ethicspoint.com). The Company also provides employees a direct phone number to contact its chief ethics officer.

Charitable Contributions

The Company has not made any charitable contributions, where the amount has exceeded $1 million or two percent of such charity’s consolidated gross revenues, to any charitable organization of which a director is an executive officer.

Communications with the Directors

Shareholders and other interested parties wishing to communicate with the board of directors may do so by addressing letters to the secretary of the Company at 312 Walnut Street, Suite 2800, Cincinnati, Ohio, 45202. For those who wish to send such communications via e-mail, they can do so at kuprionis@scripps.com. The board has instructed the secretary to review all communications so received (via regular mail or e-mail), and to exercise her discretion not to forward to the directors correspondence that is not germane to the business affairs of the Company. Correspondence not forwarded will be retained for one year and any director may request the secretary to forward any and all such communications to the directors.

Director Attendance at Annual Meetings of Shareholders

The Company does not have a policy with regard to attendance by board members at the Annual Meeting of Shareholders. Mr. Burleigh and Mr. Kenneth W. Lowe, a director of the Company until June 30, 2008, attended the Company’s 2008 annual meeting of shareholders.

Director Education

New directors attend a training session that introduces them to the Company’s operations and to the members of management. Thereafter, directors are informed on a regular basis of various director educational programs offered by governance and director organizations. The Company pays for the continuing education of its directors. The director orientation policy is reviewed by the nominating & governance committee annually.

Director Independence — Audit Committee

The board of directors of the Company has determined that none of the current members of the audit committee has any relationship with the Company that could interfere with his or her exercise of independence from management and the Company. Each of the members satisfies the definitions of independence set forth in the rules promulgated under the Sarbanes-Oxley Act and in the listing standards of the New York Stock Exchange. The board determined that each member of the committee is financially literate as defined under the current NYSE rules and that Mr. Hayden and Mr. Quin are audit committee financial experts as defined in the SEC rules adopted under the Sarbanes-Oxley Act.

Director Independence — Controlled Company Status

The New York Stock Exchange requires listed companies to have a majority of independent directors on their boards and to ensure that their audit committee, compensation committee and governance committee are composed of a majority of independent directors as well. A company that qualifies as a “controlled company” does not have to comply with these independence rules so long as it discloses to shareholders that the company qualifies as a “controlled company” and is relying on this exemption in not having a majority of independent directors on the board or a majority of independent directors on either of the aforementioned committees. A “controlled company” is a listed company of which more than 50 percent of the voting power is held by an individual, a group, or another company. The Edward W. Scripps Trust holds a majority of the Company’s outstanding Common Voting Shares, and as such the Company qualifies as a “controlled company” and may rely on the NYSE exemption. The Company is not relying at present on that exemption.

Director Independence

The Company has determined that the following directors are independent under the standards established by the NYSE: William R. Burleigh, John H. Burlingame, John W. Hayden, Roger L. Ogden, Mary McCabe Peirce, J. Marvin Quin, Nackey E. Scagliotti, Paul K. Scripps, and Kim Williams. Additionally, all of the members of its nominating & corporate governance committee and its compensation committee are independent under such standards.

Director Service on Other Audit Committees

None of the Company’s directors currently serves on the audit committees of more than four public companies.

Nominations for Directors

The nominating & governance committee will review any candidate recommended by the shareholders of the Company in light of the committee’s criteria for selection of new directors. If a shareholder wishes to recommend a candidate, he or she should send the recommendation, with a description of the candidate’s qualifications, to: Chair, Nominating & Governance Committee, c/o Ms. Mary Denise Kuprionis, The E. W. Scripps Company, 312 Walnut Street, Suite 2800, Cincinnati, Ohio 45202. In the past, the committee has hired an independent consultant to assist with the identification and evaluation of director nominees and may do so in the future.

Nomination for Directors — Qualification Standards

When selecting new director nominees, the nominating & governance committee considers requirements of applicable law and listing standards, as well as the director qualification standards highlighted in the Company’s corporate governance principles. The committee is responsible for reviewing with the board the requisite skills and characteristics of new board candidates as well as the diversity and composition of the board as a whole. A person considered for nomination to the board must be a person of high integrity. Other factors considered are independence, age, skills, and experience in the context of the needs of the board. The nominating & governance committee makes recommendations to the board regarding the selection of director nominees.

NYSE Annual Written Affirmation

On July 14, 2008, the Company filed with the New York Stock Exchange the Annual Written Affirmation and the CEO Certification required under NYSE rules.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Responsibilities

The audit committee is comprised solely of independent directors and, among other things, is responsible for the following reviews, approvals and processes. Additionally, the audit committee members have reviewed the Company’s Code of Ethics and have established guidelines for receiving and reviewing reports on issues raised by employees using the Company’s HelpLine.

•	The engagement of the Company’s independent auditors.

•	The determination as to the independence and performance of the independent auditors.

•	The determination as to the performance of the internal auditors.

•	Review of the scope of the independent audit and the internal audit plan.

•	Preapproval of audit and nonaudit services.

•	Review of disclosure controls and procedures.

•	Review of management’s annual report on internal controls over financial reporting.

•	Review of annual SEC filings.

•	Review of quarterly SEC filings and other communications required to be reported to the committee by the independent auditors.

•	Review of certain regulatory and accounting matters with internal and independent auditors.

•	Consultation with independent auditors.

•	Preparation of its report for the proxy statement.

•	Committee performance evaluation.

•	Review of policies for employing former employees of the independent auditors.

•	Establishment of “whistleblowing” procedures.

•	Review of legal and regulatory compliance.

•	Evaluation of enterprise risk issues.

•	Review of certain transactions with directors and related parties.

In discharging its oversight responsibility as to the audit process, the audit committee reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2008, with the Company’s management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements. The committee also discussed with the Company’s internal auditor, and with Deloitte & Touche LLP (“Deloitte”), the overall scope and plan for their respective audits. The committee meets with the internal auditor and Deloitte, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Independence of the External Auditors

The committee has established a pre-approval policy and procedures for audit, audit-related and tax services that can be performed by the independent auditors without specific authorization from the committee subject to certain restrictions. The policy sets out the specific services pre-approved by the committee and the applicable limitations, while ensuring the independence of the independent auditors to audit the Company’s financial statements is not impaired.

Service Fees Paid to the Independent Registered Public Accounting Firm

The following table sets forth fees for all professional services rendered by Deloitte to the Company for the years ended December 31, 2008 and 2007.

	2008	2007

Audit fees (1)	$1,838,300	$2,638,000
Audit-related fees (2)	45,000	137,100

Total audit and audit-related fees	1,883,300	2,775,100

Tax compliance and preparation:
Amended returns, claims for refunds and tax payment-planning	256,300	548,700
Employee benefit plans	4,800	7,200
Other tax-related fees	436,000	197,100

Total tax fees	697,100	753,000

Total fees	$2,580,400	$3,528,100

(1)	The 2008 fees include audit of the parent company and certain subsidiary companies, quarterly reviews and accounting consultations. It also includes audit fees associated with the Company’s separation of its networks and interactive media divisions into a separately traded company and the required filing of a Registration Statement on Form 10 with the Securities and Exchange Commission.

(2)	This includes fees for due diligence assistance.

Report of the Audit Committee

In connection with the financial statements for the fiscal year ended December 31, 2008, the Audit Committee has:

(1)	reviewed and discussed the audited financial statements with management; and

(2)	discussed with Deloitte the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA Professional Standards, Vol. 1 AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

(3)	received the written disclosures and letter from Deloitte required by applicable requirements of the Public Accounting Oversight Board regarding Deloitte communication with the audit committee concerning independence, and has discussed with Deloitte independence.

Based upon these reviews and discussions, the audit committee at its February 16, 2009, meeting, approved the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, with the United States Securities and Exchange Commission.

The Audit Committee

J. Marvin Quin, Chair
William R. Burleigh
John W. Hayden
Kim Williams

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The compensation committee of the Company’s board of directors (collectively, the “Committee”) has submitted the following report for inclusion in this Proxy Statement:

Our Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on our Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, our Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the SEC.

The foregoing report is provided by the following directors, who constitute the Committee:

The Compensation Committee

Roger L. Ogden, Chair
John H. Burlingame
Kim Williams

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis explains the Company’s compensation program for our named executive officers during 2008.

Background

On May 8, 2008, our Board of Directors approved a plan to separate the Company into two publicly traded companies effective July 1, 2008: one comprising the networks and interactive media businesses operated by Scripps Networks Interactive, Inc. (“SNI”) and one comprising the newspaper, broadcast television, licensing and other media businesses, which continues to be owned and operated by the Company. We refer to this transaction as the “spin-off.”

In anticipation of the spin-off transaction, the Compensation Committee made several changes to our compensation program. For example, it did not reference market survey data when setting compensation levels, it divided the annual incentive plan into two six-month performance periods, and it issued time-based restricted shares, in lieu of performance-based restricted shares. These changes are all described in more detail below.

The spin-off also changed the composition of the named executive officers included in our proxy statement (“NEOs”). In general, our NEOs include the following individuals who served as executive officers of the Company as of December 31, 2008:

•	Richard A. Boehne, President and Chief Executive Officer

•	Timothy E. Stautberg, Senior Vice President and Chief Financial Officer

•	William B. Peterson, Senior Vice President/Television

•	Mark G. Contreras, Senior Vice President/Newspapers

•	Lisa A. Knutson, Senior Vice President/Human Resources

This Compensation Discussion and Analysis describes the compensation program for these NEOs for the entire year. In general, the Compensation Committee established the compensation levels for these executives during the annual review process in February 2008 (with the exception of Mr. Stautberg and Ms. Knutson, who were reviewed by their supervisors). At the time of the spin-off, Richard A. Boehne was appointed President and Chief Executive Officer, Timothy E. Stautberg was appointed Senior Vice President and Chief Financial Officer, and Lisa A. Knutson was appointed Senior Vice President/Human Resources. The Compensation Committee used applicable market data and adjusted the compensation levels for these three executives effective July 1, 2008 to reflect their expanded roles and additional responsibilities.

Certain of our executive officers, however, terminated employment with us at the time of the spin-off and became executive officers of SNI, including:

•	Kenneth W. Lowe, who served as our President and Chief Executive Officer

•	Joseph G. NeCastro, who served as our Executive Vice President and Chief Financial Officer

•	John F. Lansing, who served as our Senior Vice President/Scripps Networks

•	Anatolio B. Cruz III, who served as our Executive Vice President and General Counsel

Although these former executives no longer work for the Company, the SEC requires that we treat them as our NEOs for 2008. This Compensation Discussion and Analysis only provides compensation information for these individuals through the effective date of the spin-off.

Overview of Compensation Program

Objectives

The 2008 executive compensation program was designed to meet the following three objectives that align with and support our strategic business goals:

•	Attract and retain executives who lead the Company’s efforts to build long-term value for shareholders,

•	Reward annual operating performance and increases in shareholder value, and

•	Emphasize the variable performance-based components of the compensation program more heavily than the fixed components.

Compensation Elements

The key elements of the Company’s executive compensation program were base salary, annual incentives, long-term incentives consisting of stock options and restricted shares, and retirement benefits. The NEOs also received certain perquisites, but these perquisites were not a key element of compensation. The chart below illustrates how each element of compensation fulfills the Company’s compensation objectives discussed above.

Program	Form	Fixed or Variable	Objectives

Base salary	Cash	Fixed	• Serves as attraction and retention incentive
• Rewards individual performance

Annual incentive	Cash	Variable	• Rewards annual operating results
• Emphasizes variable performance-based compensation

Stock options	Equity	Variable	• Serves as attraction and retention incentive
• Aligns interests with shareholders
• Emphasizes variable performance-based compensation

Restricted shares	Equity	Fixed	• Serves as attraction and retention incentive
• Aligns interests with shareholders

Retirement benefits, including the pension plan, the Supplemental Executive Retirement Plan and the Executive Deferred Compensation Plan	Cash	Fixed	• Serves as attraction and retention incentive

Use of Market Survey Data

The Company believes that each element of its compensation program should remain competitive in order to attract and retain key executive talent. To help determine the competitive market, the Compensation Committee has relied in the past on market compensation data of comparable executive positions within similarly-sized media companies. During 2008, market survey data was used as follows:

•	The Committee did not rely on market data when making compensation adjustments prior to the spin-off. This is because the market data would not appropriately reflect the impact of the proposed spin-off transaction. Instead, the Committee decided that each company should have the flexibility to establish its own compensation philosophy and appropriate compensation peer group following the spin-off.

•	As a result, the Committee only used market survey data following the spin-off transaction. In this regard, the Company established a custom peer group consisting of companies in the Towers Perrin media industry survey that (i) have median revenues of $1.6 billion and (ii) reasonably correspond to the market in which we compete for executive talent. The Compensation Committee considered this market survey when establishing base salary, annual incentive and long-term equity opportunities for executives who received promotions in connection with the spin-off. The Compensation Committee generally tried to structure each element of compensation for promoted executives, as well as total cash compensation, close to the median of the market survey data. However, the Compensation Committee retained the flexibility to make adjustments in order to respond to market conditions, experience levels, individual performance or other circumstances. Following is a list of the companies included in the market survey data that was used after the spin-off:

• Belo Corp.	• Meredith Corporation
• Dow Jones	• The New York Times Company
• Gannett Co., Inc.	• Sinclair Broadcast Group, Inc.
• Hearst-Argyle Television, Inc.	• Tribune Company
• The McClatchy Company	• Washington Post
• Media General, Inc.

•	In November 2008, the Compensation Committee approved a new compensation peer group. This new compensation peer group will be used by the Compensation Committee to assess the competitiveness of the Company’s compensation program in 2009. The group consists of 15 companies that operate in the newspaper and/or broadcast television industries. The Compensation Committee believes that this new peer group is appropriate for the Company after the spin-off because: (i) the responsibilities of our executives correspond with the responsibilities of executives working in similar positions at the companies in this peer group and (ii) this custom peer group reasonably corresponds to the market for executive talent after the spin-off. The following table lists the companies included in the market survey data that will be used to establish compensation levels in 2009:

• A. H. Belo Corporation	• LIN TV Group
• Belo Corp.	• The McClatchy Company
• Gannett Co., Inc.	• Media General, Inc.
• GateHouse Media, Inc.	• Meredith Corporation
• Gray Television, Inc.	• The New York Times Company
• Hearst-Argyle Television, Inc.	• Nexstar Broadcasting Group, Inc.
• Journal Communications, Inc.	• Sinclair Broadcast Group, Inc.
• Lee Enterprises, Incorporated

Analysis of Each Compensation Element

Following is a brief summary of each element of the compensation program for NEOs.

Base Salary

The Company provides competitive base salaries to attract and retain key executive talent. The Compensation Committee believes that a competitive base salary is an important component of total compensation because:

•	It is not variable or “at risk”, meaning that it provides a degree of financial stability for the executives; and

•	It is used to compensate NEOs for the value of their role and contributions to the Company.

Base salary also is included in the calculation for other compensation opportunities for NEOs:

•	It is used to establish annual incentive opportunities (see “Annual Incentive”);

•	It is included in “final average compensation” for purposes of determining retirement benefits (see “Retirement Plans”); and

•	It is included in the formula for calculating separation pay due upon a qualifying termination of employment (see “Employment Agreements, Executive Severance Plan and Change in Control Plan”).

Pre-Spin Base Salary Adjustments

In early 2008, as part of our annual executive and management performance evaluation process, the Compensation Committee established the base salaries of our NEOs, other than Mr. Stautberg and Ms. Knutson. Because they were in non-executive positions, the base salary level for each of Mr. Stautberg and Ms. Knutson was established by his or her direct supervisor. The Compensation Committee (or in the case of Mr. Stautberg and Ms. Knutson, their supervisors) considered the overall performance of each NEO as well as the recommendations of Mr. Lowe, as Chief Executive Officer.

The pre-spin base salary adjustments ranged from 2.9% to 10.2% for Messrs. Lowe, Cruz, Hale, Boehne, Stautberg, Contreras and Peterson and Ms. Knutson. Mr. NeCastro and Mr. Lansing received 12.5% and 7.7% increases in base salary respectively as part of a longer-term plan to increase their base salary relative to their substantial contributions to the leadership of the Company.

Adjustments for the Spin-Off

In preparation for the spin-off, the Compensation Committee reviewed the base salaries of Messrs. Boehne and Stautberg and Ms. Knutson to determine if any adjustments would be advisable in light of their promotions in connection with the spin-off transaction. Messrs. Peterson and Contreras did not receive a post-spin salary adjustment as their responsibilities were relatively unchanged as a result of the transaction.

The Compensation Committee used the market survey data described above and consulted with Mr. Boehne in light of his appointment as our new Chief Executive Officer. In general, the Compensation Committee took into consideration the expanded roles and additional responsibilities that Messrs. Boehne, Stautberg, and Ms. Knutson would have after the spin-off transaction and made appropriate adjustments based on their new roles, knowledge, skills and potential. The adjusted base salary levels for these executives were targeted and established at or below the market median of the salaries for executives with similar roles within the survey data. The resulting post-spin base salaries were as follows, effective July 1, 2008:

Post-Spin 2008
NEO	Base Salary

Boehne	$800,000
Stautberg	$400,000
Knutson	$335,000

For 2009 as part of its cost-cutting initiative, the Company implemented a program to temporarily reduce the base salaries of our senior executives. As a result, Mr. Boehne voluntarily agreed to reduce his 2009 base salary by 15% and Messrs. Stautberg and Contreras and Ms. Knutson voluntarily agreed to reduce their 2009 base salaries by 10%. Mr. Peterson retired effective December 31, 2008.

Annual Incentive

The Company maintains an annual incentive program, under which our NEOs are eligible to receive annual cash payments based on the extent to which certain operational goals are achieved. The Compensation Committee believes that a competitive annual incentive program is an important component of total compensation because:

•	It rewards executives for achieving annual operating results;

•	It is a performance-based component that provides variable or “at risk” compensation; and

•	It forms the basis for calculating separation pay due upon a qualifying termination of employment (see “Employment Agreements, Executive Severance Plan and Change in Control Plan”).

In the past, the annual incentive payout was based on the extent to which the Company achieved certain pre-established performance goals during the year. As a result of the spin-off transaction, however, the Compensation Committee decided to establish two separate plans — one based on performance during the year up to the date of the spin-off and one based on performance during the year after the spin-off. These two plans are referred to as the “pre-spin plan” and the “post-spin plan.” The pre-spin plan covered all of our NEOs. The post-spin plan, however, only applied to Messrs. Boehne, Stautberg, Peterson and Contreras and Ms. Knutson. This is because Messrs. Lowe, NeCastro, Lansing and Cruz terminated employment with the Company effective as of the spin-off.

Target Incentive Opportunities

Under the annual incentive program, NEOs have the opportunity to earn targeted incentive cash payments that are calculated as a percentage of each executive’s annual base salary. These percentages are developed according to each executive’s position and level of responsibility.

In early 2008, the Compensation Committee reviewed the pre-spin plan target incentive opportunities of our NEOs, other than Mr. Stautberg and Ms. Knutson. Because they were in non-executive positions, the pre-spin plan target incentive opportunities for each of Mr. Stautberg and Ms. Knutson were reviewed by his or her direct supervisor. The Compensation Committee (or in the case of Mr. Stautberg and Ms. Knutson, their supervisors) considered the overall performance of each NEO as well as the recommendations of Mr. Lowe, as Chief Executive Officer. The pre-spin plan target incentive opportunities were as follows:

Pre-Spin Plan
Target Incentive Opportunity
NEO	Percentage of Base Salary

Lowe	120%
Boehne	75%
NeCastro	70%
Lansing	70%
Cruz	55%
Stautberg	40%
Contreras	50%
Peterson	50%
Knutson	30%

At the time of the spin-off, the Compensation Committee established the post-spin plan target incentive opportunities of Messrs. Boehne and Stautberg and Ms. Knutson. Messrs. Peterson and Contreras did not receive a post-spin adjustment to their target incentive opportunities because their responsibilities were relatively unchanged as a result of the transaction.

The Compensation Committee used the post-spin market survey data described above and consulted with Mr. Boehne in light of his appointment as our new Chief Executive Officer. The Compensation Committee took into consideration the expanded roles and additional responsibilities that Messrs. Boehne and Stautberg and Ms. Knutson would have after the spin-off transaction and made appropriate adjustments based on their new roles, knowledge, skills and potential. In general, the Compensation Committee attempted to target the post-spin total cash compensation of the executives to the median total cash compensation levels of the survey data. The total cash compensation for Messrs. Boehne and Stautberg as well as Ms. Knutson is targeted below the market median, reflecting the fact that each is new to his or her current role. The post-spin plan target incentive opportunities for Messrs. Boehne and Stautberg and Ms. Knutson were as follows:

	Post-Spin Plan	Post-Spin Total Cash
	Target Incentive Opportunity	Compensation as
NEO	Percentage of Base Salary	Percent of Market Median

Boehne	95%	69.1%
Stautberg	50%	84.8%
Knutson	50%	77.3%

Performance Goals

The annual incentive payouts for 2008 were based on the extent to which the Company achieved pre-established performance goals during each six-month performance period. The Company established different performance goals for the pre-spin and post-spin plans.

For the pre-spin plan, the Company used both segment profit and earnings per share as performance goals.

•	Segment profit. Segment profit is the measure by which the Company evaluates the operating performance of each business segment and is the measure of performance most frequently used by investors to determine the value of the Company. Segment profit is defined as the Company’s net income or loss determined in accordance with generally accepted accounting principles, excluding interest, income taxes, depreciation and amortization, divested operating units, restructuring activities, investment results and certain other items. For NEOs whose primary responsibilities are corporate-wide (Messrs. Boehne, Lowe, Stautberg, NeCastro, Cruz, and Ms. Knutson) the segment profit goal was based on the consolidated performance of all the divisions of the Company. For Messrs. Peterson, Contreras and Lansing whose primary responsibility is managing their respective divisions, the segment profit goal was based on performance of that division.

•	Earnings per share. Earnings per share represents the portion of a Company’s profit allocated to each outstanding share of common stock and is the most comprehensive measure of the Company’s profitability.

For the post-spin plan, the Company used only segment profit as the performance goal. The Compensation Committee wanted to focus our executives on segment profit goals to be consistent with the Company’s business objectives for the remainder of the year.

Payout Percentages

For both of the pre-spin plan and the post-spin plan, the annual incentive opportunity could vary from 0% to 165% of the targeted percentage of base salary, according to the level of overall performance achieved for the performance period relative to the established performance goals for each plan.

The payout schedule for each plan was a sliding scale designed to motivate and reward exceptional performance. In this regard, the payout percentage decreases if targeted performance is not achieved, and the payout percentage increases if the Company surpasses its targeted goals. Moreover, it also imposes substantial downside risk for the executives, as a failure to attain threshold performance results in no payout. For example:

•	If performance is less than 75% of target, no annual incentive is earned.

•	If performance equals 75% of target, only 5% of the incentive award is earned.

•	If performance equals 100% of target, then the entire award is achieved.

•	If performance equals or exceeds 125% of target, then 165% of the award is achieved.

The following tables reflect the actual achievement level for each performance goal along with the payout percentage for each performance goal for the pre-spin plan and the post-spin plan. Based on criteria established at the beginning of the performance period, the Compensation Committee was required to (i) adjust the pre-spin consolidated segment profit and earnings per share results to take into account costs related to the spin-off, a gain on the sale of property in Denver and the impairment charge related to newspaper goodwill; and (ii) adjust the post-spin consolidated segment profit to take into account costs related to the spin-off and a reduction in force program at several of the newspapers, and operating losses from Denver as we looked for a buyer or considered a shutdown of this facility.

PRE-SPIN PLAN
Final Payout
	Weights	Targets	Actual	Percent of Target	Percent
	Segment	Segment	Segment	Achieved	Segment
NEO	Profit/EPS	Profit/EPS	Profit/EPS	Segment Profit/EPS	Profit/EPS

Boehne	60/40	$414.7/$1.14	$409.9/$1.14	98.84%/100%	97.68%/100%
Lowe	60/40	$414.7/$1.14	$409.9/$1.14	98.84%/100%	97.68%/100%
Stautberg	*	*	*	*	*
NeCastro	60/40	$414.7/$1.14	$409.9/$1.14	98.84%/100%	97.68%/100%
Peterson	60/40	$49.9/$1.14	$32.5/$1.14	65.13%/100%	0.00%/100%
Contreras	60/40	$47.1/$1.14	$39.5/$1.14	83.86%/100%	49.30%/100%
Knutson	*	*	*	*	*
Lansing	60/40	$323.3/$1.14	$327.2/$1.14	101.21%/100%	102.42%/100%
Cruz	60/40	$414.7/$1.14	$409.9/$1.14	98.84%/100%	97.68%/100%

*	Prior to the spin-off, neither Mr. Stautberg nor Ms. Knutson were executive officers. Therefore, they did not participate in the same annual incentive plan as the executive officers listed in the above table. Instead, they participated in a management incentive plan, under which their performance goals were weighted 75% to segment profit with a target of $414.7 million and 25% to individual goals. The individual goals for Mr. Stautberg were established by Mr. NeCastro and related to investor relations matters. The individual goals for Ms. Knutson were established by the Senior Vice President of Human Resources and related to finalizing a new contract with ADP, establishing a new human resources team in anticipation of the spin-off and other spin-off implementation matters. They each achieved 100% of their individual goals for the first six months. Ms. Knutson also received an additional payment of $40,000 as a special project bonus at the time of the spin-off to reflect her leadership role in the planning and implementation of the spin-off operationally.

POST-SPIN PLAN
		Adjusted
		Target		Percent of Target	Final Payout
	Weight	Segment	Actual	Achieved	Percent
NEO	Segment Profit	Profit	Segment Profit	Segment Profit	Segment Profit

Boehne	100	$84.2	$72.4	85.99%	58.96%
Stautberg	100	$84.2	$72.4	85.99%	58.96%
Peterson	100	$66.3	$48.1	72.55%	0%
Contreras	100	$36.2	$33.9	93.65%	85.95%
Knutson	100	$84.2	$72.4	85.99%	58.96%

In February 2009, Mr. Boehne asked that he not be considered to receive an annual incentive for the second half of 2008 due to his desire to further support the Company’s cost cutting initiatives and in response to the current economic environment. The Compensation Committee honored Mr. Boehne’s request, and also decided to eliminate the annual incentives for the second half of 2008 for the other NEOs due to the challenging economic environment facing the Company.

Additional Information

For more information on the pre-spin plan and post-spin plan annual incentive opportunities, please refer to the “Grants of Plan-Based Awards” table in this proxy statement. The “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” column of that table provides the estimated payouts for NEOs at Threshold, Target and Maximum performance levels for each plan. Please refer to the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for the actual amounts earned by each NEO under the pre-spin plan and post-spin plan.

Changes to Annual Incentives for 2009

In February 2009, the Committee established the 2009 annual incentive program for our NEOs. The Committee modified the 2008 program to focus solely on subjective assessments of strategic measures and individual performance. Achievement of these measures will focus our NEOs on our mid-term and long-term success and position the Company for the future even if short-term financial results are negatively impacted by current economic conditions. Moreover, in light of the Company’s cost-cutting initiatives, the target annual incentive opportunity for each NEO was reduced by 75%. As a result, the 2009 target incentive opportunity for Mr. Boehne is 23.75% and the target incentive opportunity for each of Messrs. Stautberg, Peterson, Contreras and Ms. Knutson is 12.5%.

Long-Term Incentives

The Company maintains the 1997 Long-Term Incentive Plan, which was most recently approved by the Company’s shareholders in 2008. In 2008, the Compensation Committee granted awards of restricted shares and stock options to the NEOs under this plan. This was a change from the grants in prior years which included performance-based restricted shares.

The Committee believes that a competitive long-term incentive program is an important component of total compensation because:

•	It enhances retention, rewards executives for increasing stock price and enhancing long-term value;

•	It provides executives with an opportunity for stock ownership to align their interests with shareholders; and

•	It helps to emphasizes variable or “at risk” compensation.

Long-Term Incentive Opportunities

In February 2008, the Compensation Committee approved the target value of the equity award for each NEO (other than Ms. Knutson) based on each NEO’s position and level of responsibility, and the historical equity grants. Decisions regarding long-term incentive grants are made based on role, amount of impact and retention objectives. The grant date fair value of the awards is listed in the “Grants of Plan-Based Awards” tables in this proxy statement.

One half of the target value for our officers was awarded in the form of stock options while the other half was awarded in the form of restricted shares. The Compensation Committee believed that using a combination of stock options and restricted shares for our officers prior to the spin-off struck an appropriate balance between establishing strong retention incentives during the spin-off transaction and increasing long-term shareholder value, as more fully described below. Because Ms. Knutson was not an officer of the Company in February 2008, her target value was established by her supervisor, was approved by Mr. Lowe, as Chief Executive Officer, and was allocated entirely in the form of stock options.

•	Stock options are granted with an exercise price equal to the fair market value of the Company’s Class A common shares on the date of grant, have an eight-year term and vest in three annual installments, beginning on the first anniversary of the date of grant. Because the value of stock options increases when the stock price increases, stock options align the interests of NEOs with those of shareholders. In addition, stock options are intended to help retain key executives because they vest over three years and, if not vested, are forfeited if the employee leaves the Company before retirement.

•	The restricted shares vest in equal installments on the first three anniversaries of the date of grant, provided that the executive remains employed with the Company or one of its subsidiaries on the applicable vesting dates. The Compensation Committee believed that these time-based restricted shares would enhance our retention incentives during and after the spin-off transaction.

In preparation for the spin-off, the Compensation Committee reviewed the target value of the equity awards of Messrs. Boehne and Stautberg and Ms. Knutson to determine if any adjustments would be advisable in light of their promotions in connection with the spin-off transaction. The Compensation Committee used the market survey data described above and consulted with Mr. Boehne in light of his appointment as our new Chief Executive Officer. In general, the Compensation Committee took into consideration the expanded roles and additional responsibilities that the executives would have after the spin-off transaction and made appropriate adjustments based on their new roles, knowledge, skills and potential. In light of the above, the Compensation Committee decided to make additional equity awards to these NEOs, effective August 1, 2008, based on the following target values:

Target Value of Post-Spin
NEO	Long-Term Incentive Equity Award

Boehne	$440,000
Stautberg	$220,000
Knutson	$220,000

Messrs. Peterson and Contreras did not receive a post-spin equity grant as their responsibilities were relatively unchanged as a result of the transaction.

The target value listed above was awarded entirely in the form of restricted shares (with the same terms as those granted prior to the spin-off). The restricted shares are intended to enhance our retention program after the spin-off for executives who received significant promotions.

Adjustments to Equity Awards in the Spin-Off

Effective as of the spin-off, each Company stock option, restricted share and restricted share unit held by individuals who became employees of SNI (including Messrs. Lowe, NeCastro, Lansing and Cruz) was converted to a comparable award covering SNI Class A common shares. The number of shares covered by each award and the exercise price of each stock option were adjusted to maintain the award’s economic value. All other terms of the awards, including the terms and conditions relating to vesting, the post-termination exercise period, and the applicable exercise and tax withholding methods, remained the same. These conversion awards are subject to the terms and conditions of the SNI equity plan. The Compensation Committee adopted this approach in an effort to directly align the interests of SNI employees with the new company and the potential growth value of its stock.

All Company stock options and restricted shares held by individuals who remained employed by the Company (including Messrs. Boehne, Stautberg, Peterson, Contreras and Ms. Knutson) were adjusted as follows: (i) vested stock options were split 80% — 20% between SNI stock options and Company stock options, (ii) unvested stock options remained unvested Company stock options, and (iii) restricted shares were split between Company restricted shares and SNI restricted shares based on the 1-to-1 distribution ratio. In each case, the number of shares covered by each award and the exercise price of each stock option were adjusted to maintain the award’s economic value. All other terms of the awards, including the terms and conditions relating to vesting, the post-termination exercise period, and the applicable exercise and tax withholding methods, remained the same. For purposes of applying the vesting schedules and termination provisions of the SNI awards held by Company employees, continued service with Scripps and its subsidiaries from and after the spin-off will be deemed to constitute service with SNI. The Committee believed that these adjustments balanced its goals of allowing employees to participate in the potential growth of SNI after the spin-off, in a manner similar to our shareholders, while at the same time providing incentives to continue to increase the long-term value of the Company.

Equity Grant Practices

The Compensation Committee grants annual equity awards at its February meeting. This meeting date is set typically two years in advance. The Committee does not grant equity compensation awards in anticipation of the release of material nonpublic information. Similarly, the Company does not time the release of material nonpublic information based on equity award grant dates.

Additional Information

For more information on the equity awards granted to NEOs in 2008, please refer to the “Grants of Plan-Based Awards” tables in this proxy statement. For information about the total number of equity awards outstanding as of the end of 2008 with respect to each NEO, please refer to the “Outstanding Equity Awards at Fiscal Year-End” tables of this proxy statement.

Retirement Plans

The Company maintains a defined benefit pension plan and a 401(k) plan, which cover NEOs along with substantially all other non-union employees of the Company and its subsidiaries.

In order to attract and retain key executive talent at the Company, the Compensation Committee believes that it is important to provide the executive officers, including NEOs, with retirement benefits that are in addition to those generally provided to its employees. As a result:

•	The Company supplements the pension plan for all executives whose pay and contributions exceed the IRS limitations through the Scripps Supplemental Executive Retirement Plan (SERP). For more information on the pension plan and the SERP, please refer to the “Pension Benefits” table of this proxy statement.

•	NEOs may also defer specified portions of their compensation under the Executive Deferred Compensation Plan and receive matching contributions, in each case in excess of what they are able to defer under the 401(k) plan due to IRS limitations. For more information about the Executive Deferred Compensation Plan, please refer to the “Non-Qualified Deferred Compensation” table of this proxy statement.

In February 2009, the Board of Directors approved the following changes to the Company’s retirement plans as part of an overall cost-savings strategy:

•	The 401(k) match will be suspended effective with the first payroll in April 2009, along with the match on base pay deferrals into the Executive Deferred Compensation Plan; and

•	The Company will freeze service in the pension plan effective later in the year.

The details of these changes will be finalized over the next several months and will therefore be described in next year’s proxy statement.

Health, Welfare and Other Personal Benefits

In addition to the principal compensation components described above, the NEOs are entitled to participate in all health, welfare, fringe benefit and other arrangements generally available to other employees.

The Company may also, as considered reasonable and appropriate on a case-by-case basis, provide its officers, including its NEOs, with limited additional perquisites and other personal benefits. For example, NEOs are provided a financial planning benefit, plus an additional payment to cover taxes associated with the compensation value of this benefit. Beginning in 2009, the “tax gross up” related to financial planning was eliminated.

The Company also provides perquisites that facilitate involvement of executive officers in the business community by sponsoring membership in luncheon and business clubs, and with respect to only Mr. Lowe (prior to the spin-off transaction), a country club membership per his employment agreement.

Finally, the NEOs are eligible for an annual executive physical. Typically, the majority of the cost associated with this benefit is covered under the established health care plans; however, if certain tests or procedures are not covered, the Company will pay the difference.

For more information about the perquisites provided in 2008 to each NEOs, please refer to the “All Other Compensation” column of the Summary Compensation Table of this proxy statement.

Employment Agreements, Executive Severance Plan and Change in Control Plan

The Compensation Committee believes that severance protections convey the Company’s commitment to each NEO while offering flexibility for any potential changes in compensation or duties. Accordingly, the Company provides severance protections for NEOs under employment agreements, the Executive Severance Plan and the Change in Control Plan.

Employment Agreements

Each of Mr. Boehne and Mr. Contreras are covered by an employment agreement. The agreements were established in June 2006 and were recently revised to comply with recent tax law changes and to reflect Mr. Boehne’s promotion to CEO. Messrs. Lowe, NeCastro, Lansing and Cruz also were covered by employment agreements, which were assumed by SNI in connection with the spin-off transaction.

With respect to Mr. Boehne and Mr. Contreras, they would be entitled to severance benefits under the employment agreements in the event of a termination of employment by the Company without “cause” or a termination by the executive for “good reason”, death or disability. The severance benefits are generally determined as if the executive continued to remain employed by the Company through the remainder of the term covered by his employment agreement, consistent with market practices.

In exchange for the severance benefits, each of Mr. Boehne and Mr. Contreras agrees not to disclose the Company’s confidential information and not to compete against the Company or solicit its employees or customers for a period of time after termination. These provisions protect the Company’s interests and help to ensure its long-term success.

Mr. Contreras’ contract will expire in June 2009 and upon mutual agreement of Mr. Contreras and the Company, his contract will not be extended. The Company has established a policy of not providing contracts to executives other than the CEO. The Company instead intends to provide standard severance benefits to all senior executives under the Executive Severance Plan and the Change in Control Plan described below.

Executive Severance Plan

Each of Messrs. Stautberg and Peterson and Ms. Knutson participate in the Executive Severance Plan, which was adopted in connection with the spin-off transaction. Mr. Contreras will participate in this plan upon the expiration of his contract in June 2009.

Upon an involuntary termination without “cause”, the covered executives are entitled to a severance benefit. Participants must sign a release of claims against the Company prior to receiving these severance benefits. The Company may amend or terminate the plan at any time, without notice or participant consent.

Change in Control Plan

Each of Messrs. Boehne, Stautberg, Peterson, Contreras and Ms. Knutson are provided change in control protections under the Senior Executive Change in Control Plan. Messrs. Lowe, NeCastro, Lansing and Cruz also participated in this plan prior to the spin-off transaction.

Under this plan, a NEO would be entitled to certain severance benefits if a “change in control” were to occur and the Company terminated the executive’s employment without “cause” or the executive terminated his employment with the Company for “good reason” within a two-year period following the change in control. The severance levels were established by the Compensation Committee.

The Compensation Committee believes that the occurrence, or potential occurrence, of a change in control transaction will create uncertainty regarding the continued employment of NEOs. The Change in Control Plan allows NEOs to focus on the Company’s business and objectively evaluate any future proposals during potential change in control transactions without being distracted by potential job loss. It also enhances retention following a change in control, as the severance benefits are payable only if the executive incurs a qualifying termination within a certain period following a change in control, rather than merely as a result of the change in control.

All equity awards held by NEOs would immediately vest upon a change in control. Unlike the cash severance described above, the vesting is not contingent upon a qualifying termination within a certain period following a change in control. This “single trigger” is appropriate because the Company’s equity will change in the event of a change in control and the Compensation Committee believes NEOs should have the same opportunity to realize value as common shareholders.

Additional Information

Please refer to the “Potential Payments Upon Termination or Change in Control” section of this proxy statement for information regarding potential payments and benefits, if any, that each NEO is entitled to receive under his employment agreement, the Executive Severance Plan or in connection with a change in control.

Summary Compensation Table

The following Summary Compensation Table provides information regarding the compensation earned in 2006, 2007 and 2008 by our Named Executive Officers (NEOs). In general, the 2008 compensation information included in the Summary Compensation Table reflects the amounts earned by our NEOs for the entire year. This is the case for the following individuals, who served as executive officers of the Company as of December 31, 2008: Richard A. Boehne, President and Chief Executive Officer; Timothy E. Stautberg, Senior Vice President and Chief Financial Officer; William B. Peterson, Senior Vice President/Television; Mark G. Contreras, Senior Vice President/Newspapers; and Lisa A. Knutson, Senior Vice President/Human Resources.

However, the 2008 compensation information for the other individuals listed in the Summary Compensation Table only reflects amounts earned through June 30, 2008 (except as specifically noted below). This is the case for Kenneth W. Lowe, who served as our President and Chief Executive Officer; Joseph G. NeCastro, who served as our Executive Vice President and Chief Financial Officer; John F. Lansing, who served as our Senior Vice President/Scripps Networks; and Anatolio B. Cruz III, who served as our Executive Vice President and General Counsel. In connection with the spin-off transaction, these executive officers terminated employment with us and became executive officers of SNI effective July 1, 2008. Although they no longer work for the Company, the SEC requires that we treat them as our NEOs for 2008.

							Change in
							Pension Value
							and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Principal Position	Year	($)	($)(1)	($)(2)	($)(2)	($)(3)	($)(4)	($)(5)	($)

Richard A. Boehne	2008	762,500	0	1,063,125	1,903,417	268,091	231,656	54,731	4,283,520
President & Chief	2007	685,000	0	728,616	674,015	325,216	211,085	52,319	2,676,251
Executive Officer	2006	650,000	0	623,312	641,106	455,000	253,089	47,960	2,670,467

Kenneth W. Lowe	2008	575,000	0	2,229,680	1,452,473	680,395	1,152,525	25,196	6,115,269
President & Chief	2007	1,100,000	0	2,598,016	2,399,907	895,277	840,348	75,973	7,909,521
Executive Officer	2006	1,050,000	0	3,536,808	2,923,091	1,260,000	1,083,392	69,980	9,923,271

Timothy E. Stautberg	2008	332,500	0	222,541	350,143	52,078	54,961	30,756	1,042,979
Senior Vice President &
Chief Financial Officer (6)

Joseph G. NeCastro	2008	337,500	0	337,323	271,356	232,961	129,947	15,797	1,324,884
Executive Vice	2007	600,000	0	493,274	453,140	244,166	85,598	137,557	2,013,735
President & Chief	2006	550,000	0	426,705	433,832	330,000	61,247	129,648	1,931,432
Financial Officer

William B. Peterson	2008	450,000	0	566,593	738,827	45,000	52,658	34,045	1,887,123
Senior Vice President/
Television (6)

Mark G. Contreras	2008	525,000	0	283,061	350,139	91,324	42,518	35,806	1,327,848
Senior Vice President/	2007	500,000	0	245,247	244,088	172,470	41,498	34,302	1,237,605
Newspapers	2006	473,250	0	225,228	165,825	175,094	68,524	32,408	1,140,329

Lisa A. Knutson	2008	270,500	40,000	40,914	116,843	30,362	15,091	21,864	535,574
Senior Vice President/
Human Resources (6)

John F. Lansing	2008	350,000	0	236,541	192,397	248,557	235,805	10,500	1,273,800
Senior Vice President/	2007	650,000	0	400,540	311,144	378,799	183,198	36,750	1,960,431
Scripps Networks	2006	575,000	0	363,056	297,820	306,176	128,919	34,250	1,705,221

Anatolio B. Cruz III	2008	270,000	0	196,794	172,831	146,433	68,934	8,608	863,600
Executive Vice	2007	493,750	0	266,881	256,417	177,826	51,476	34,115	1,280,465
President and General Counsel (6)

(1)	Represents a special project bonus awarded to Ms. Knutson upon completion of the spin-off.

(2)	Represents the expense recognized in the Company’s financial statement related to restricted stock and stock option awards granted in 2008 and in prior years. Because Mr. Lowe and Mr. Peterson were eligible for retirement, the entire grant date fair value of each of their awards was fully expensed in the year of grant. The expense was determined in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), Share Based Payment (“FAS 123R”), but disregards the impact of estimated forfeitures relating to service-based vesting conditions. See footnote 19 of the Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (“2008 Annual Report”) for an explanation of the assumptions made by the Company in the valuation of equity awards granted in 2006, 2007 and 2008. See footnote 20 of the Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 for an explanation of the assumptions made by the Company in the valuation of equity awards granted in 2005.

The FAS 123R expense for stock options is estimated on the date of grant using a binomial lattice model, which in turn is based on the value of our Class A common shares on the date of grant. The expense is then amortized over the vesting period of the options, and adjusted for certain modifications to the awards in connection with the spin-off. Since the date of grant, the value of our Class A common shares has decreased. For example, as of December 31, 2008, the exercise price for the stock options exceeded the fair market value of the underlying option shares, meaning that the options were “underwater”. In other words, the stock options held by our NEOs did not have an in-the-money value on December 31, 2008 (calculated based on the excess, if any, of the market price of our Class A common shares on December 31, 2008, over the option exercise price). The table below illustrates the significant difference between the FAS 123R expense and the in-the-money value of the stock options held by our NEOs as of December 31, 2008. For example, in 2008 the FAS 123R expense attributable to Mr. Boehne’s stock options was $1,903,417. But these stock options had no in-the-money value as of the end of the year.

	FY08	2008	Total FAS
	Expense per	Modification	123R	In-The-Money
	FAS 123R	Charge	Expense	Value as of
Name	($)	($)	($)	12/31/2008($)

Mr. Boehne	838,523	1,064,894	1,903,417	0
Mr. Lowe	1,452,473	0	1,452,473	0
Mr. Stautberg	167,125	183,018	350,143	0
Mr. NeCastro	271,356	0	271,356	0
Mr. Peterson	595,792	143,035	738,827	0
Mr. Contreras	304,155	45,984	350,139	0
Ms. Knutson	106,029	10,814	116,843	0
Mr. Lansing	192,397	0	192,397	0
Mr. Cruz	172,831	0	172,831	0

(3)	Represents the annual incentive earned by each NEO during the first half of 2008 under the annual incentive plan. As a result of the spin-off transaction, the Compensation Committee established two separate annual incentive plans for 2008 — one based on performance during the first half of the year and the other based on performance during the second half of the year. The annual incentive plan for the first half of the year covered all of our NEOs. The annual incentive for the second half of the year, however, only applied to Messrs. Boehne, Stautberg, Peterson, Contreras and Ms. Knutson. This is because Messrs. Lowe, NeCastro, Lansing and Cruz terminated employment with the Company effective as of the spin-off. In February 2009, Mr. Boehne asked that he not be considered to receive an annual incentive for the second half of 2008 due to his desire to further support the Company’s cost cutting initiatives and in response to the current economic environment. The Compensation Committee honored Mr. Boehne’s request, and also decided to eliminate the annual incentives for the second half of 2008 for the other NEOs due to the challenging economic environment facing the Company.

(4)	Represents the increase in the present value of the accumulated benefits under the pension plan and the Scripps Supplemental Executive Retirement Plan (“SERP”) for the applicable calendar year. In 2008, each NEO participated in these plans for the entire year; the spin-off did not have any impact on participation or accruals during 2008. Effective January 1, 2009, the plans were split and each company maintained a separate plan for its respective employees. For information on these plans, please refer to the Pension Benefits section of this proxy statement. The Company’s NEOs did not accrue any preferential or above-market earnings on non-qualified deferred compensation.

(5)	Represents the perquisites and other benefits outlined in the table below. For more information about these benefits, please refer to the CD&A section of this proxy statement.

			Tax	Matching
	Financial	Club	Gross-	Charitable	Executive	Matching
	Planning	Dues	Up	Contributions	Physicals	Contribution	Total
Name	($)(i)	($)(ii)	($)(iii)	($)(iv)	($)(v)	($)(vi)	($)

Mr. Boehne	15,000	6,356	10,500	0	0	22,875	54,731
Mr. Lowe	0	7,946	0	0	0	17,250	25,196
Mr. Stautberg	9,250	2,056	6,475	3,000	0	9,975	30,756
Mr. NeCastro	0	1,028	0	3,000	1,744	10,025	15,797
Mr. Peterson	10,000	0	7,000	0	3,545	13,500	34,045
Mr. Contreras	10,000	2,056	7,000	1,000	0	15,750	35,806
Ms. Knutson	8,500	514	5,950	0	0	6,900	21,864
Mr. Lansing	0	0	0	0	0	10,500	10,500
Mr. Cruz	400	1,028	280	0	0	6,900	8,608

(i)	Represents all amounts paid by the Company for financial planning services.

(ii)	Represents all amounts paid by the Company for dining, business and country clubs.

(iii)	Represents reimbursement of taxes imposed on the financial planning benefit.

(iv)	Scripps Howard Foundation matches on a dollar-for-dollar basis up to $3,000 annually for charitable contributions made by employees. This program is available to all employees.

(v)	Represents the cost of the senior executive physical, if any, that is in excess of the cost of a physical covered under the Company’s general health plan.

(vi)	Represents the amount of all matching contributions made under the Company’s 401(k) Plan and Executive Deferred Compensation Plan.

(6)	Mr. Stautberg, Mr. Peterson, and Ms. Knutson first became NEOs in 2008. Mr. Cruz first became a NEO in 2007.

Salary and Bonus in Proportion to Total Compensation

The Company’s NEOs generally receive 40% to 60% of their total direct compensation in the form of base salary and cash incentive awards under the annual incentive plan. Please see the CD&A section of this proxy statement for a description of the objectives of the Company’s compensation program and overall compensation philosophy.

Employment Agreements

The Company maintains an employment agreement for each of Messrs. Boehne and Contreras. The employment agreements enhance retention incentives for these executives and also protect the Company’s interests by imposing confidentiality, noncompetition, nonsolicitation and other restrictive covenants on the executives. Following is a brief summary of the employment agreements for Mr. Boehne and Mr. Contreras:

•	Employment Agreement for Mr. Boehne. On August 7, 2008, the Company approved a new employment agreement for Mr. Boehne, pursuant to which he serves as President and Chief Executive Officer. The employment agreement has a three year term, which may be extended for an additional year unless the Company provides prior notice of its intention not to extend. The employment agreement sets forth Mr. Boehne’s existing compensation and benefit levels. For example, during the term: (i) his annual base salary will be no less than $800,000; (ii) his target annual incentive opportunity will be no less than 95% of base salary; (iii) he will be eligible to participate in all equity incentive plans, fringe benefit, employee retirement, pension and welfare benefit plans available to other senior executives of the Company; and (iv) he will be entitled to reimbursement for tax and financial planning up to a maximum of $15,000 per year, the annual membership fees and other dues associated with one luncheon club, and the costs of an annual physical examination. The agreement was amended effective as of January 1, 2009 to honor Mr. Boehne’s request that his base salary be reduced by 15% and to lower his bonus target to 23.75%.

•	Employment Agreement for Mr. Contreras. In June 2006, the Company entered into an employment agreement with Mr. Contreras. The agreement has a three year term that expires on June 19, 2009 and it has been mutually agreed that his contract will not be extended, and he will instead become a participant in the Executive Severance Plan. During the term, (i) his annual base salary will be no less than $475,000; (ii) his target annual incentive opportunity will be no less than 50% of base salary; (iii) he will be eligible to participate in all fringe benefit, employee retirement, pension and welfare benefit plans available to similarly situated executives of the Company; and (iv) he will be entitled to reimbursement for tax and financial planning up to a maximum of $10,000 per year, the annual membership fees and other dues associated with one luncheon club, and the costs of an annual physical examination. The agreement was amended effective as of January 1, 2009 to reflect the 10% reduction in Mr. Contreras’ base salary and to lower his bonus target to 12.50%.

Please refer to the “Potential Payments Upon Termination or Change in Control” section of this proxy statement for information regarding potential payments and benefits, if any, that each executive is entitled to receive under his employment agreement in connection with his termination of employment or change in control, along with a brief description of the applicable non-competition, non-solicitation, confidentiality and other restrictions applicable to each executive.

Prior to the spin-off transaction, the Company maintained employment agreements for Messrs. Lowe, NeCastro, Lansing and Cruz. These employment agreements were assumed by SNI in connection with the spin-off transaction. Following is a summary of these employment agreements as they existed prior to the spin-off transaction:

•	Employment Agreement for Mr. Lowe. On June 16, 2003, the Company entered into an employment agreement with Mr. Lowe, pursuant to which he served as President and Chief Executive Officer and as a member of the board of directors. On July 31, 2007, the agreement was extended through June 30, 2010. During the term, Mr. Lowe was entitled to: (i) a base salary not less than that paid to him for the immediately preceding year and an annual target annual incentive opportunity equal to no less than 80% of his salary; (ii) participate in all equity incentive, employee pension, welfare benefit plans and fringe benefit programs on a basis no less favorable than the most favorable basis provided other senior executives of the Company; (iii) life insurance equal to his base salary; and (iv) reimbursement for tax and financial planning up to maximum of $15,000 per year, the annual membership fees and other dues associated with one country club and one luncheon club, and the costs of an annual physical examination.

•	Employment Agreement for Mr. Lansing. Effective January 1, 2004, the Company entered into an employment agreement with Mr. Lansing. The term of the agreement was scheduled to expire on December 31, 2008. During the term, Mr. Lansing was entitled to an annual base salary of no less than $550,000 and a target annual incentive opportunity of no less than 50% of base salary. Mr. Lansing was also entitled to all benefits provided to senior level executives in accordance with the Company’s policies from time to time in effect.

•	Employment Agreements for Messrs. NeCastro and Cruz. In June 2006, the Company entered into an employment agreement with Mr. NeCastro. On July 31, 2007, the Company entered into an employment agreement with Mr. Cruz in connection with his promotion to the position of Executive Vice President. The agreements had a three year term that extended for an additional year on each anniversary of the first day of the terms, unless the Company provided notice not to extend.

During the term, (i) the annual base salary for each executive could be no less than $550,000 for Mr. NeCastro and $525,000 for Mr. Cruz; (ii) the target annual incentive opportunity would be 60% of base salary for Mr. NeCastro and 55% of base salary for Mr. Cruz; (iii) each executive was eligible to participate in all equity incentive plans, employee retirement, pension and welfare benefit plans available to similarly situated executives of the Company; and (iv) each executive was also entitled to reimbursement for tax and financial planning up to a maximum of $15,000 per year, the annual membership fees and other dues associated with one luncheon club, and the costs of an annual physical examination.

Grants of Plan-Based Awards

The following table sets forth information for each NEO regarding (i) estimated payouts of the annual cash incentive opportunities during 2008, (ii) restricted stock awards granted during 2008, and (iii) stock options granted in 2008. All of the information related to the equity awards granted in 2008 reflects the equitable adjustments to the number and type of shares and the exercise price that occurred in connection with the spin off and the related one-for-three reverse stock split. These adjustments are described in detail in the CD&A under the heading “Adjustments to Equity Awards in the Spin-Off”.

Grants of Plan Based Awards for E.W. Scripps Employees

							All Other	All Other		Grant
							Stock	Option	Exercise	Date Fair
							Awards:	Awards:	or Base	Value of
				Estimated Possible Payouts			Number	Number of	Price of	Stock and
				Under Non-Equity Incentive			of Shares	Securities	Option	Stock
				Plan Awards(2)			of Stock	Underlying	Awards	Option
	Grant	Approval	Company	Threshold	Target	Maximum	or Units	Options	($/SH)	Awards
Name	Date	Date(1)	Stock	($)	($)	($)	(#)(3)	(#)(4)	(5)	($)(6)

Mr. Boehne	Second half incentive			19,000	380,000	627,000
	First half incentive			13,594	271,875	448,594
	2/21/2008	2/20/2008	SSP					410,798	9.09	803,250

	2/21/2008	2/20/2008	SSP				9,130			1,167,404
			SNI				27,391

	8/1/2008		SSP				66,768			440,001

Mr. Stautberg	Second half incentive			5,000	100,000	165,000
	First half incentive			2,650	53,000	87,450
	2/21/2008	2/20/2008	SSP					70,422	9.09	137,700

	2/21/2008	2/20/2008	SSP				1,565			200,144
			SNI				4,696

	8/1/2008		SSP				33,384			220,001

Mr. Peterson	Second half incentive			5,625	112,500	185,625
	First half incentive			5,625	112,500	185,625
	2/21/2008	2/20/2008	SSP					117,370	9.09	229,500

	2/21/2008	2/20/2008	SSP				2,608			333,544
			SNI				7,826

Mr. Contreras	Second half incentive			6,563	131,250	216,563
	First half incentive			6,563	131,250	216,563
	2/21/2008	2/20/2008	SSP					117,370	9.09	229,500

	2/21/2008	2/20/2008	SSP				2,608			333,544
			SNI				7,826

Ms. Knutson	Second half incentive			4,188	83,750	138,188
	First half incentive			1,545	30,900	50,985
	2/21/2008	2/20/2008	SSP					46,948	9.09	91,800
	8/1/2008		SSP				33,384			220,001

(1)	The Compensation Committee approved the annual equity grants for the NEOs listed in this table effective as of the date of the next board meeting, which occurred the next day.

(2)	Represents the incentive opportunities granted in 2008 under the annual incentive plan. As a result of the spin-off transaction, the Compensation Committee established two separate plans — one based on performance during the first half of the year and the other based on performance during the second half of the year. The “Threshold”, “Target” and “Maximum” columns reflect the range of potential payouts under these plans when the performance goals were established by the Compensation Committee. The threshold equals 5% of the target award and the maximum equals 165% of the target award. The actual 2008 annual incentive payouts are set forth in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table of this proxy statement. For information on the applicable performance goals and performance periods for each award, please refer to the CD&A.

(3)	Represents the restricted shares granted to the NEOs in 2008. The executives have all the rights of a shareholder with respect to these restricted shares, including the right to vote the restricted shares and receive any cash dividends that may be paid thereon. The restricted shares vest in three annual installments beginning on the first anniversary of the date of grant for so long as the executive remains employed by the Company. Vesting accelerates upon the executive’s death, disability, or retirement, or in the event of a change in control. At the time of the spin-off, the restricted shares granted on February 21, 2008 were split between Company restricted shares and SNI restricted shares based on the 1-to-1 distribution ratio. The Company shares were then adjusted for the one-for-three reverse stock split. The amounts shown in this column reflect these two adjustments.

(4)	Represents the number of shares that may be issued to the NEOs on exercise of stock options granted in 2008. These stock options vest in three annual installments beginning on the first anniversary of the date of grant for so long as the executive remains employed by the Company. Vesting accelerates upon the executive’s death, disability or retirement, or in the event of a change in control of the Company. In connection with the spin-off transaction and the related one-for-three reverse stock split, the numbers of shares underlying the stock options were adjusted to maintain their intrinsic value. The amounts shown in this column reflect these two adjustments.

(5)	Represents the exercise price of each stock option reported in the table, which equals the closing market price of the underlying option shares on the date of grant. However, the exercise price of the stock options was equitably adjusted to maintain the intrinsic value of the award in connection with the spin off transaction and the related one-for-three reverse stock split. The exercise price shown in this column reflects these two adjustments.

(6)	Represents the grant date fair value, as determined in accordance with FAS 123R, of each equity award listed in the table. See footnote 19 of the 2008 Annual Report for the assumptions used in the valuation of these awards.

Grants of Plan Based Awards for SNI Employees

						All Other	All Other		Grant
						Stock	Option		Date Fair
						Awards:	Awards:	Exercise	Value of
			Estimated Possible Payouts			Number	Number of	or Base	Stock and
			Under Non-Equity Incentive			of Shares	Securities	Price of	Stock
			Plan Awards(2)			of Stock	Underlying	Option	Option
	Grant	Approval	Threshold	Target	Maximum	or Units	Options	Awards	Awards
Name	Date	Date(1)	($)	($)	($)	(#)(3)	(#)(4)	($/SH)(5)	($)(6)
Mr. Lowe	First half incentive		34,500	690,000	1,138,500
	2/21/2008	2/21/2008					133,875	39.80	1,147,500
	2/21/2008	2/21/2008				42,105			1,667,721

Mr. NeCastro	First half incentive		11,813	236,250	389,813
	2/21/2008	2/20/2008					66,937	39.80	573,750
	2/21/2008	2/20/2008				21,052			833,860

Mr. Lansing	First half incentive		12,250	245,000	404,250
	2/21/2008	2/20/2008					53,550	39.80	459,000
	2/21/2008	2/20/2008				16,842			667,088

Mr. Cruz	First half incentive		7,425	148,500	245,025
	2/21/2008	2/20/2008					29,452	39.80	252,450
	2/21/2008	2/20/2008				9,263			366,916

(1)	The Compensation Committee approved the annual equity grants for the NEOs listed in the table above, other than Mr. Lowe, effective as of the date of the next board meeting. The board meeting occurred the day immediately following the annual award meeting of the Compensation Committee. Mr. Lowe’s annual equity grant was both approved and effective as of the date of the board meeting.

(2)	Represents the incentive opportunities granted in 2008 under the annual incentive plan for the first half of 2008. The “Threshold”, “Target” and “Maximum” columns reflect the range of potential payouts under these plans when the performance goals were established by the Compensation Committee. The threshold equals 5% of the target award and the maximum equals 165% of the target award. The actual incentive payouts are set forth in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table of this proxy statement.

(3)	Represents the restricted shares granted to the NEOs in 2008. The executives have all the rights of a shareholder with respect to these restricted shares, including the right to vote the restricted shares and receive any cash dividends that may be paid thereon. The restricted shares vest in three annual installments beginning on the first anniversary of the date of grant for so long as the executive remains employed by the Company. Vesting accelerates upon the executive’s death, disability, or retirement, or in the event of a change in control. In connection with the spin-off transaction, the awards were converted to SNI restricted shares. As a result, the number of shares subject to the awards was adjusted to maintain the intrinsic value of the awards at the time of the spin off. The amounts shown in this column reflect that adjustment.

(4)	Represents the number of shares that may be issued to the NEOs on exercise of stock options granted in 2008. These stock options vest in three annual installments beginning on the first anniversary of the date of grant for so long as the executive remains employed by the Company. Vesting accelerates upon the executive’s death, disability or retirement, or in the event of a change in control of the Company. In connection with the spin-off transaction, the awards were converted to options that cover SNI shares. As a result, the number of shares subject to the awards was adjusted to maintain the option’s intrinsic value at the time of the spin off. The amounts shown in this column reflect that adjustment.

(5)	Represents the exercise price of each stock option reported in the table, which equals the closing market price of the underlying option shares on the date of grant. However, the exercise price of the stock options was equitably adjusted to maintain the intrinsic value of the award in connection with the spin off transaction. The exercise price shown in this column reflects this adjustment.

(6)	Represents the grant date fair value, as determined in accordance with FAS 123R, of each equity award listed in the table. See footnote 19 of the 2008 Annual Report for the assumptions used in the valuation of these awards.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information for each NEO with respect to (i) each option to purchase stock that had not been exercised and remained outstanding as of December 31, 2008, and (ii) each award of restricted stock that had not vested and remained outstanding as of December 31, 2008. All of the information reflects the equitable adjustments to the number and type of shares and the exercise price that occurred in connection with the spin off and the related one-for-three reverse stock split. These adjustments are described in detail in the CD&A under the heading “Adjustments to Equity Awards in the Spin-Off”.

	EWS Equity Awards
	Option Awards				Stock Awards
						Market
	Number of	Number of			Number of	Value of
	Securities	Securities			Shares or	Shares or
	Underlying	Underlying			Units of	Units of
	Unexercised	Unexercised	Option		Stock that	Stock that
	Options	Options	Exercise	Option	have not	have not
	(#)(1)	(#)(2)	Price	Expiration	Vested	Vested
Name	Exercisable	Unexercisable	($)(3)	Date	(#)(4)	($)(5)
Mr. Boehne	75,117		5.22	1/23/2010
	93,896		6.87	1/24/2011
	112,676		8.01	2/19/2012
	56,338		9.90	2/9/2013
	103,286		8.52	2/25/2013
	84,507		10.38	3/22/2014
	46,948	117,370	9.54	3/28/2014
	23,474	234,741	10.41	2/21/2015
		410,798	9.09	2/20/2016

Total	596,242	762,909			84,055	185,762

Mr. Stautberg	7,511		5.22	1/23/2010
	8,450		6.87	1/24/2011
	28,169		8.01	2/19/2012
	14,084		9.90	2/9/2013
	22,535		8.52	2/25/2013
	9,389	23,474	10.44	2/21/2014
	21,126		10.38	3/22/2014
	4,694	46,948	10.41	2/21/2015
		70,422	9.09	2/20/2016

Total	115,958	140,844			36,517	80,703

Mr. Peterson	9,389		8.01	2/19/2012
	16,431		9.90	2/9/2013
	9,389		8.52	2/25/2013
	38,338		10.44	2/21/2014
	21,126		10.38	3/22/2014
	32,863		9.99	5/9/2014
	86,069		10.41	2/21/2015
	117,370		9.09	2/20/2016

Total	330,975	0			0	0

Mr. Contreras	14,084		9.90	2/9/2013
	10,954	27,384	10.44	2/21/2014
	9,389	23,474	9.54	3/28/2014
	7,825	78,244	10.41	2/21/2015
		117,370	9.09	2/20/2016

Total	42,252	246,472			4,884	10,794

Ms. Knutson	5,633	14,084	10.44	2/21/2014
	3,130	31,295	10.41	2/21/2015
		46,948	9.09	2/20/2016

Total	8,763	92,327			33,489	74,011

(1)	Represents the number of shares underlying the outstanding stock options that have vested as of December 31, 2008.

(2)	Represents the number of shares underlying the outstanding stock options that have not vested as of December 31, 2008. Vesting can be accelerated based on death, disability, retirement or change in control. The vesting dates for each unexercisable stock option award are as follows:

		Total Number
		of Unvested
		Stock Options
Name	Grant Date	Outstanding	Vesting Date

Mr. Boehne	3/29/2006	117,370	117,370 on 3/29/2009
	2/22/2007	234,741	117,370 on 2/22/2009, 117,371 on 2/22/2010
	2/21/2008	410,798	136,933 on 2/21/2009, 136,932 on 2/21/2010, 136,933 on 2/21/2011

	Total	762,909

Mr. Stautberg	2/22/2006	23,474	23,474 on 2/22/2009
	2/22/2007	46,948	23,474 on 2/22/2009, 23,474 on 2/22/2010
	2/21/2008	70,422	23,474 on 2/21/2009, 23,474 on 2/21/2010, 23,474 on 2/21/2011

	Total	140,844

Mr. Peterson		0
		0

	Total	0

Mr. Contreras	2/22/2006	27,384	27,384 on 2/22/2009
	3/29/2006	23,474	23,474 on 3/29/2009
	2/22/2007	78,244	39,122 on 2/22/2009, 39,122 on 2/22/2010
	2/21/2008	117,370	39,124 on 2/21/2009, 39,123 on 2/21/2010, 39,123 on 2/21/2011

	Total	246,472

Ms. Knutson	2/22/2006	14,084	14,084 on 2/22/2009
	2/22/2007	31,295	15,647 on 2/22/2009, 15,648 on 2/22/2010
	2/21/2008	46,948	15,650 on 2/21/2009, 15,649 on 2/21/2010, 15,649 on 2/21/2011

	Total	92,327

(3)	The exercise price equals the fair market value per share of the underlying option shares on the date of grant.

(4)	Represents the number of restricted shares for each NEO outstanding as of December 31, 2008. Vesting can be accelerated based on death, disability, retirement or change in control. The vesting dates for each outstanding restricted stock award are as follows:

		Total Number
		of Unvested
		Stock Options
Name	Grant Date	Outstanding	Vesting Date

Mr. Boehne	3/29/2006	117,370	117,370 on 3/29/2009
	2/22/2007	234,741	117,370 on 2/22/2009, 117,371 on 2/22/2010
	2/21/2008	410,798	136,933 on 2/21/2009, 136,932 on 2/21/2010, 136,933 on 2/21/2011

	Total	762,909

Mr. Stautberg	2/22/2006	23,474	23,474 on 2/22/2009
	2/22/2007	46,948	23,474 on 2/22/2009, 23,474 on 2/22/2010
	2/21/2008	70,422	23,474 on 2/21/2009, 23,474 on 2/21/2010, 23,474 on 2/21/2011

	Total	140,844

Mr. Peterson		0
		0

	Total	0

Mr. Contreras	2/22/2006	27,384	27,384 on 2/22/2009
	3/29/2006	23,474	23,474 on 3/29/2009
	2/22/2007	78,244	39,122 on 2/22/2009, 39,122 on 2/22/2010
	2/21/2008	117,370	39,124 on 2/21/2009, 39,123 on 2/21/2010, 39,123 on 2/21/2011

	Total	246,472

Ms. Knutson	2/22/2006	14,084	14,084 on 2/22/2009
	2/22/2007	31,295	15,647 on 2/22/2009, 15,648 on 2/22/2010
	2/21/2008	46,948	15,650 on 2/21/2009, 15,649 on 2/21/2010, 15,649 on 2/21/2011

	Total	92,327

(5)	The value was calculated using the closing market price of the Company’s stock on December 31, 2008 ($2.21 per share).

	SNI Equity Awards
	Option Awards				Stock Awards
						Market
	Number of	Number of			Number of	Value of
	Securities	Securities			Shares or	Shares or
	Underlying	Underlying			Units of	Units of
	Unexercised	Unexercised	Option		Stock that	Stock that
	Options	Options	Exercise	Option	have not	have not
	(#)(1)	(#)(2)	Price	Expiration	Vested	Vested
Name	Exercisable	Unexercisable	($)(3)	Date	(#)(4)	($)(5)
Mr. Boehne	68,544		22.88	1/23/2010
	85,680		30.00	1/24/2011
	102,816		35.07	2/19/2012
	51,408		43.38	2/9/2013
	94,248		37.34	2/25/2013
	77,112		45.49	3/22/2014
	42,840		41.79	3/28/2014
	21,420		45.59	2/21/2015

Total	544,068	0			51,865	1,141,030

Mr. Lowe	128,520		22.88	1/23/2010
	128,520		24.65	9/30/2010
	214,201		30.00	1/24/2011
	267,751		35.07	2/19/2012
	133,875		43.38	2/9/2013
	267,751		37.34	2/25/2013
	133,875		45.74	2/22/2014
	89,250	44,625	45.74	2/22/2014
	200,813		45.49	3/22/2014
	44,625	89,250	45.59	2/21/2015
		133,875	39.80	2/20/2016

Total	1,609,181	267,750			84,281	1,854,182

Mr. Stautberg	7,711		30.00	1/24/2011
	25,704		35.07	2/19/2012
	12,852		43.38	2/9/2013
	20,563		37.34	2/25/2013
	8,568		45.67	2/21/2014
	19,278		45.49	3/22/2014
	4,284		45.59	2/21/2015

Total	98,960	0			9,402	206,844

Mr. NeCastro	10,710		35.59	5/22/2012
	45,517		43.38	2/9/2013
	64,260		37.34	2/25/2013
	64,260		45.49	3/22/2014
	35,700	17,850	41.79	3/28/2014
	17,850	35,700	45.59	2/21/2015
		66,937	39.80	2/20/2016

Total	238,297	120,487			38,606	849,332

Mr. Peterson	8,568		35.07	2/19/2012
	14,994		43.38	2/9/2013
	8,568		37.34	2/25/2013
	9,996		45.67	2/21/2014
	19,278		45.49	3/22/2014
	8,568		43.73	5/9/2014
	7,140		45.59	2/21/2015

Total	77,112	0			0	0

Mr. Contreras	12,852		43.38	2/9/2013
	9,996		45.67	2/21/2014
	8,568		41.79	3/28/2014
	7,140		45.59	2/21/2015

Total	38,556	0			14,656	322,432

Ms. Knutson	5,140		45.67	2/21/2014
	2,856		45.59	2/21/2015

Total	7,996	0			317	6,974

	SNI Equity Awards
	Option Awards				Stock Awards
						Market
	Number of	Number of			Number of	Value of
	Securities	Securities			Shares or	Shares or
	Underlying	Underlying			Units of	Units of
	Unexercised	Unexercised	Option		Stock that	Stock that
	Options	Options	Exercise	Option	have not	have not
	(#)(1)	(#)(2)	Price	Expiration	Vested	Vested
Name	Exercisable	Unexercisable	($)(3)	Date	(#)(4)	($)(5)
Mr. Lansing	25,704		30.00	1/24/2011
	74,970		35.07	2/19/2012
	34,807		43.38	2/9/2013
	64,260		37.34	2/25/2013
	23,205	11,602	45.67	2/21/2014
	32,130		45.49	3/22/2014
	11,603	23,204	45.59	2/21/2015
		53,550	39.80	2/20/2016

Total	266,679	88,356			27,812	611,864

Mr. Cruz	21,420		43.38	2/9/2013
	16,065	8,032	45.67	2/21/2014
	24,097		49.86	4/27/2014
	8,925	17,850	45.59	2/21/2015
	7,140	14,280	38.01	7/31/2015
		29,452	39.80	2/20/2016

Total	77,647	69,614			21,643	476,146

(1)	Represents the number of shares underlying the outstanding stock options that have vested as of December 31, 2008.

(2)	Represents the number of shares underlying the outstanding stock options that have not vested as of December 31, 2008. Vesting can be accelerated based on death, disability, retirement or change in control. The vesting dates for each unexercisable stock option award are as follows:

		Total Number
		of Unvested
		Stock Options
Name	Grant Date	Outstanding	Vesting Date

Mr. Lowe	2/23/2006	44,625	44,625 on 2/23/2009
	2/22/2007	89,250	44,625 on 2/22/2009, 44,625 on 2/22/2010
	2/21/2008	133,875	44,625 on 2/21/2009, 44,625 on 2/21/2010, 44,625 on 2/21/2011

	Total	267,750

Mr. NeCastro	3/29/2006	17,850	17,850 on 3/29/2009
	2/22/2007	35,700	17,850 on 2/22/2009, 17,850 on 2/22/2010
	2/21/2008	66,937	22,313 on 2/21/2009, 22,312 on 02/21/2010, 22,312 on 2/21/2011

	Total	120,487

Mr. Lansing	2/22/2006	11,602	11,602 on 2/22/2009
	2/22/2007	23,204	11,602 on 2/22/2009, 11,602 on 2/22/2010
	2/21/2008	53,550	17,850 on 2/21/2009, 17,850 on 2/21/2010, 17,850 on 2/21/2011

	Total	88,356

Mr. Cruz	2/22/2006	8,032	8,032 on 2/22/2009
	2/22/2007	17,850	8,925 on 2/22/2009, 8,925 on 2/22/2010
	8/1/2007	14,280	7,140 on 8/1/2009,7,140 on 8/1/2010
	2/21/2008	29,452	9,818 on 2/21/2009, 9,817 on 2/21/2010, 9,817 on 2/21/2011

	Total	69,614

(3)	The exercise price equals the fair market value per share of the underlying option shares on the date of grant.

(4)	Represents the number of restricted shares for each NEO outstanding as of December 31, 2008. Vesting can be accelerated based on death, disability, retirement or change in control. The vesting dates for each outstanding restricted stock award are as follows:

		Total Number
		of Restricted
		Shares
Name	Grant Date	Outstanding	Vesting Date

Mr. Boehne	3/29/2006	11,075	11,075 on 3/15/2009
	2/22/2007	13,399	4,466 on 3/15/2009, 8,933 on 3/15/2010
	2/21/2008	27,391	9,131 on 2/21/2009, 9,130 on 2/21/2010, 9,130 on 2/21/2011

	Total	51,865

Mr. Lowe	2/23/2006	18,147	18,147 on 3/15/2009
	2/22/2007	24,029	8,010 on 3/15/2009, 16,019 on 3/15/2010
	2/21/2008	42,105	14,035 on 2/21/2009, 14,035 on 2/21/2010, 14,035 on 2/21/2011

	Total	84,281

Mr. Stautberg	2/22/2006	2,026	2,026 on 3/15/2009
	2/22/2007	2,680	893 on 3/15/2009; 1,787 on 3/15/2010
	2/21/2008	4,696	1,566 on 2/21/2009, 1,565 on 2/21/2010; 1,565 on 2/21/2011

	Total	9,402

Mr. NeCastro	3/29/2006	7,943	7,943 on 3/15/2009
	2/22/2007	9,611	3,204 on 3/15/2009, 6,407 on 3/15/2010
	2/21/2008	21,052	7,018 on 2/21/2009, 7,017 on 2/21/2010, 7,017 on 2/21/2011

	Total	38,606

Mr. Peterson		0
		0

	Total	0

Mr. Contreras	2/22/2006	2,364	2,364 on 3/15/2009
	2/22/2007	4,466	1,489 on 3/15/2009, 2,977 on 3/15/2010
	2/21/2008	7,826	2,609 on 2/21/2009, 2,609 on 2/21/2010; 2,608 on 2/21/2011

	Total	14,656

Ms. Knutson	2/22/2006	167	167 on 2/22/2009
	3/9/2007	150	150 on 3/09/2010

	Total	317

Mr. Lansing	2/22/2006	4,723	4,723 on 3/15/2009
	2/22/2007	6,247	2,083 on 3/15/2009, 4,164 on 3/15/2010
	2/21/2008	16,842	5,614 on 2/21/2009, 5,614 on 2/21/2010, 5,614 on 2/21/2011

	Total	27,812

Mr. Cruz	2/22/2006	3,271	3,271 on 3/15/2009
	2/22/2007	4,805	1,602 on 3/15/2009, 3,203 on 3/15/2010
	8/1/2007	4,304	2,152 on 8/1/2009, 2,152 on 8/1/2010
	2/21/2008	9,263	3,088 on 2/21/2009, 3,088 on 2/21/2010, 3,087 on 2/21/2011

	Total	21,643

(5)	The value was calculated using the closing market price of SNI’s stock on December 31, 2008 ($22.00 per share).

Option Exercises and Stock Vested

The following table sets forth information for each NEO with respect to the exercise of options to purchase shares of the Company’s stock during 2008 and the vesting of restricted stock awards during 2008.

The information for Messrs. Boehne, Stautberg, Peterson and Contreras and Ms. Knutson relates to equity awards that were exercised or became vested at any time during 2008. The information for awards that were exercised or became vested prior to the spin-off was not adjusted to reflect the spin-off and the related one-for-three reverse stock split. However, the information for awards that were exercised or became vested on or after the spin-off reflects the equitable adjustments to the number and type of shares and the exercise price that occurred in connection with the spin off and the related reverse stock split. These adjustments are described in detail in the CD&A under the heading “Adjustments to Equity Awards in the Spin-Off”.

The information for Messrs. Lowe, NeCastro, Lansing and Cruz only relates to equity awards that were exercised or became vested prior to the spin-off. As a result, the information was not adjusted to reflect the spin-off and the related one-for-three reverse stock split.

	Option Awards				Stock Awards
	EWS		SNI		EWS		SNI
					Number of		Number of
	Number of	Value	Number of	Value	Shares	Value	Shares	Value
	Shares	Realized on	Shares	Realized on	Acquired on	Realized on	Acquired on	Realized on
	Acquired on	Exercise	Acquired on	Exercise	Vesting	Vesting	Vesting	Vesting
Name	Exercise (#)	($)(1)	Exercise (#)	($)(1)	(#)	($)(2)	(#)	($)(2)

Mr. Boehne	65,727	146,384	59,976	1,163,963	19,107	806,358
Mr. Lowe					34,844	1,472,788
Mr. Stautberg	8,400	181,036	6,854	132,190	4,184	176,849
Mr. NeCastro					13,119	553,843
Mr. Peterson					10,211	235,719	14,656	322,432
Mr. Contreras					6,948	294,158
Ms. Knutson					166	7,050
Mr. Lansing					9,064	383,115
Mr. Cruz					6,043	255,178

(1)	Represents the product of (i) the number of shares acquired upon the exercise of the stock option, multiplied by (ii) the excess of (x) the closing price per share on the date of exercise, over (y) the per share exercise price of the stock option.

(2)	Represents the product of the number of shares of stock covered by the restricted stock award that vested and the closing price per share of stock or the vesting date.

Pension Benefits

The following table sets forth information regarding the pension benefits for each NEO. In 2008, each NEO participated in the plans listed below for the entire year; the spin-off did not have any impact on participation or accruals during 2008. Effective January 1, 2009, the plans were split and each company maintains a separate plan for its respective employees.

				Payments
		Number of	Present Value	During
		Years	of	Last
		Credited	Accumulated	Fiscal
		Service	Benefit	Year
Name	Plan Name	(#)(1)	($)(1)	($)
Mr. Boehne(2)	Scripps Pension Plan	23.42	$399,013	$0
	Cincinnati Newspaper Guild and Post Retirement Income Plan	2.42	$5,354	$0
	SERP	23.42	$1,512,420	$0

Mr. Lowe	Scripps Pension Plan	28.67	$708,624	$0
	SERP	28.67	$6,548,274	$0

Mr. Stautberg	Scripps Pension Plan	18.50	$211,114	$0
	SERP	18.50	$112,165	$0

Mr. NeCastro	Scripps Pension Plan	6.67	$110,005	$0
	SERP	6.67	$334,341	$0

Mr. Peterson	Scripps Pension Plan	7.17	$202,277	$0
	SERP	7.17	$305,926	$0

Mr. Contreras(3)	Scripps Pension Plan	4.00	$49,620	$0
	SERP	4.00	$102,920	$0

Ms. Knutson(3)	Scripps Pension Plan	3.00	$30,836	$0
	SERP	3.00	$3,927	$0

Mr. Lansing	Scripps Pension Plan	13.42	$213,697	$0
	SERP	13.42	$730,905	$0

Mr. Cruz(3)	Scripps Pension Plan	4.75	$71,903	$0
	SERP	4.75	$129,695	$0

(1)	The number of years of credited service and the present value of accumulated benefit are calculated as of December 31, 2008. The present value of accumulated benefits was calculated using the same assumptions included in the 2008 Annual Report, except that (i) no pre-retirement decrements were assumed, and (ii) a single retirement age of 62 was used instead of retirement decrements.

(2)	Mr. Boehne’s benefit from the Scripps Pension Plan is calculated based on all service, including his service with the Cincinnati Post, with an offset for the benefit earned in the Cincinnati Newspaper Guild and Post Retirement Income Plan. Mr. Boehne was a participant in the Cincinnati Newspaper Guild and Post Retirement Income Plan from July 28, 1985 to January 5, 1988.

(3)	As of December 31, 2008, Mr. Contreras, Ms. Knutson and Mr. Cruz had not vested in their benefits under either plan, as they did not have the required five years of credited service.

Description of Retirement Plans

Pension Plan

The Scripps Pension Plan (the “Pension Plan”) is a tax-qualified pension plan covering substantially all eligible non-union employees of the Company. The material terms and conditions of the Pension Plan as they pertain to the NEOs include the following:

Benefit Formula:  Subject to applicable Internal Revenue Code limits on benefits, the monthly normal retirement benefit is equal to 1% of the participant’s average monthly compensation up to an integration level plus 1.25% of the participant’s average monthly compensation in excess of the integration level, multiplied by the participant’s months and years of service. The integration level is the average of the Social Security taxable wage bases for the thirty-five years prior to the participant’s termination (or disability, if applicable). Average monthly compensation is the monthly average of the compensation earned during the five consecutive years in the eleven years before termination for which the participant’s compensation was the highest.

Compensation:  Subject to the applicable Internal Revenue Code limit ($230,000 for 2008), compensation includes salary, bonuses earned during the year and paid by March 15 of the following calendar year, and amounts deferred pursuant to the Scripps Retirement and Investment Plan and the Scripps Choice Plan.

Normal Retirement:  A participant is eligible for a normal retirement benefit based on the benefit formula described above if his or her employment terminates on or after age 65.

Early Retirement:  A participant is eligible for an early retirement benefit if his or her employment terminates on or after age 55 and he or she has completed 10 years of service. The early retirement benefit is equal to the normal retirement benefit described above, reduced by 0.4167% for each month the benefit commences before age 62. Mr. Lowe is the only NEO currently eligible for an early retirement benefit. The Company does not grant extra years of service to any NEO under the Pension Plan.

Disability Retirement:  A participant is eligible for a disability retirement benefit if his or her employment terminates due to disability, but only if he or she is not receiving disability benefits under another company plan and only if the participant has completed 15 years of service. The monthly disability retirement benefit is equal to the monthly normal retirement benefit, except that the monthly disability retirement benefit for any month prior to age 65 that the participant does not receive Social Security benefits is equal to 1.25% of average monthly compensation multiplied by years of service.

Deferred Vested Benefits:  A participant who is not eligible for a normal, early or disability retirement benefit but has completed five years of service is eligible for a deferred retirement benefit following termination of employment, beginning at age 55, subject to a reduction of 0.5% for each month the benefit commences before age 65.

Form of Benefit Payment:  The benefit formula calculates the amount of benefit payable in the form of a monthly life annuity (which is the normal form of benefit for an unmarried participant). The normal form of payment for a married participant is a joint and 100% survivor annuity, which provides a reduced monthly amount for the participant’s life with the surviving spouse receiving 100% of the reduced monthly amount for life. Married participants with spousal consent can elect any optional form. Optional forms of benefits include a straight life annuity, a joint and 50% or 100% survivor annuity (which provides a reduced monthly amount for the participant’s life with the survivor receiving 50% or 100% of the monthly amount for life), or a monthly life annuity with a 10-year certain or 5-year certain guarantee (which provides a reduced monthly amount for the participant’s life and, if the participant dies within 10 or 5 years of benefit commencement, equal payments to a designated beneficiary for the remainder of the 10-year or 5-year certain period, as applicable).

All forms of benefit payment are the actuarially equivalent of the monthly life annuity form.

Preretirement Death Benefits:  A vested participant’s surviving spouse is generally eligible for a preretirement death benefit if the participant dies before benefit commencement. This monthly benefit is equal to an amount based on the joint and 100% survivor annuity and will begin on the later of the month following the participant’s death or the date the participant would have been eligible to commence a benefit.

Postretirement Death Benefits:  A vested participant’s designated beneficiary is generally eligible for a postretirement death benefit if the participant dies after normal retirement, early retirement or disability retirement benefit. This lump sum benefit is equal to three times the participant’s average monthly compensation, with a minimum benefit of $2,500 and a maximum benefit of $10,000.

The Cincinnati Newspaper Guild and Post Retirement Income Plan

Mr. Boehne was a participant in this plan from July 28, 1985 to January 5, 1988. Mr. Boehne’s benefit from the Scripps Pension Plan is calculated based on all service, including his service with the Cincinnati Post, with an offset for the benefit earned in the Cincinnati Newspaper Guild and Post Retirement Income Plan. Mr. Boehne’s accrued benefit is frozen in this plan. The benefits are payable at age 65 in the form of a life annuity.

SERP

The Scripps Supplemental Executive Retirement Plan (“SERP”) is intended to attract and retain executive talent by supplementing benefits payable under the Pension Plan. The material terms and conditions of the SERP as they pertain to the NEOs include the following:

Eligibility:  An executive generally is eligible to participate in the SERP if he or she qualifies for a Pension Plan benefit that was limited by application of the Internal Revenue Code limits on compensation and benefits.

Benefit Formula:  The SERP benefit is equal to the difference between the Pension Plan benefit calculated using the SERP definition of compensation and the actual Pension Plan benefit, plus a 2.9% gross-up for the combined employer/employee Medicare tax. Compensation includes all compensation included under the Pension Plan (without application of the IRS limit described under the Pension Plan), plus bonuses paid if earned more than one year prior to the payment date and certain deferred compensation and executive compensation payments designated by the Pension Board.

Benefit Entitlement:  A vested participant becomes entitled to a SERP benefit when he or she terminates employment. The benefit is paid in a single lump sum.

Nonqualified Deferred Compensation

The following table sets forth information regarding the nonqualified deferred compensation for each NEO as of December 31, 2008. In connection with the spin-off, SNI assumed the Company’s deferred compensation obligations with respect to Messrs. Lowe, NeCastro, Lansing and Cruz; therefore the following chart only reflects information for these executives through June 30, 2008.

		Executive	Registrant	Aggregate	Aggregate	Aggregate
		Contributions	Contributions	Earnings in	Withdrawals/	Balance at
		in Last FY	in Last FY	Last FY	Distributions	Last FYE
Name		($)(1)	($)(2)	($)	($)	($)(3)

Mr. Boehne		31,950	15,975	27,399	0	676,128
Mr. Lowe	NQDP(4)	20,700	10,350	17,802	0	806,686
	RSU(5)	0	0	(138,800)	0	1,661,600
Mr. Stautberg		6,150	3,075	(802)	0	12,843
Mr. NeCastro		6,250	3,125	(24,424)	0	452,113
Mr. Peterson		13,200	6,600	37,800	0	904,344
Mr. Contreras		38,700	8,850	(35,171)	0	132,637
Ms. Knutson		0	0	0	0	0
Mr. Lansing		7,200	3,600	(9,120)	0	747,459
Mr. Cruz		2,400	1,200	(5,173)	0	89,587

(1)	Represents the base salary and annual incentive deferred by each NEO during 2008. The deferrals are included in the amounts reflected in the Salary and Non-Equity Incentive Compensation columns of the Summary Compensation Table.

(2)	Represents the matching contribution credited to each NEO during 2008. These matching contributions are included in the All Other Compensation column of the Summary Compensation Table.

(3)	The aggregate balance as of December 31, 2008 for each NEO includes the following amounts that were previously earned and reported as compensation on the 2006 and 2007 Summary Compensation Table:

				Restricted
	Base	Bonus	Matching	Stock
	Deferred	Deferred	Contributions	Units
Name	($)	($)	($)	($)

Mr. Boehne	53,400	0	26,700	0
Mr. Lowe	102,300	0	51,150	394,200
Mr. Stautberg	0	0	0	0
Mr. NeCastro	108,300	61,042	21,150	0
Mr. Peterson	311,032	113,001	10,950	0
Mr. Contreras	95,468	86,891	15,848	0
Ms. Knutson	0	0	0	0
Mr. Lansing	312,050	0	23,400	0
Mr. Cruz	66,037	75,577	13,013	0

(4)	NQDP is referencing the Executive Deferred Compensation Plan described below.

(5)	RSU is referencing the Restricted Stock Units held by Mr. Lowe that vested during 2007 but that are not payable until retirement.

Description of Executive Deferred Compensation Plan

Our NEO are eligible to defer up to 50% of their pre-tax base salary and up to 100% of their pre-tax annual incentive compensation under the terms of the Executive Deferred Compensation Plan. The plan is available to a select group of highly compensated employees and is unfunded and unsecured. Our NEOs are also entitled to a 50% matching credit on base salary deferrals, up to 6% of base salary over the applicable Internal Revenue Code limit ($230,000 for 2008). Payments are made in cash at certain future dates specified by participants or upon earlier termination of employment or death. Payments are made in the form of a lump sum or in monthly installments of 5, 10 or 15 years, as elected by the participants. Payments are automatically accelerated and paid in a lump sum in the event of a termination of employment within two years following a change in control of the Company. The deferred compensation is credited with earnings, gains and losses in accordance with deemed investment elections made by participants from among various crediting options established by the Company from time to time. Participants are permitted to change their deemed investment elections daily. For 2008, the investment options tracked returns under publicly available and externally managed investment funds such as mutual funds.

Potential Payments Upon Termination or Change in Control

The Company has entered into agreements and maintains plans and arrangements that require it to pay or provide compensation and benefits to Messrs. Boehne, Stautberg, Peterson and Contreras and Ms. Knutson in the event of certain terminations of employment or a change in control. The estimated amount payable or provided to each of these executives in each situation is summarized below. These estimates are based on the assumption that the various triggering events occurred on the last day of 2008, along with other material assumptions noted below. The actual amounts that would be paid to these executives upon termination or a change in control can only be determined at the time the actual triggering event occurs.

This section does not provide any information regarding to the termination benefits for Messrs. Lowe, NeCastro, Lansing and Cruz. This is because those NEOs terminated employment with the Company effective June 30, 2008. They did not receive any severance in connection with their termination of employment.

The estimated amount of compensation and benefits described below does not take into account compensation and benefits that a NEO has earned prior to the applicable triggering event, such as equity awards that had previously vested in accordance with their terms, or vested benefits otherwise payable under the retirement plans and programs (unless those benefits are enhanced or accelerated). As a result, it does not provide information on the pro-rated payout of the 2008 annual incentive, as this award was earned as of December 31, 2008 in accordance with its terms, regardless of whether the executive terminated employment or a change in control occurred on that date. Please refer to the Outstanding Equity Awards at Fiscal Year-End table for a summary of each NEO’s vested equity awards, the Pension Benefits table for a summary of each NEO’s vested pension benefit, and the Nonqualified Deferred Compensation table for a summary of each NEO’s deferred compensation balance. Please see the Summary Compensation Table for the annual incentive earned by our NEOs in 2008.

Voluntary Termination for “Good Reason” or Involuntary Termination without “Cause”

Employment Agreements for Messrs. Boehne and Contreras

Under Mr. Boehne’s employment agreement, upon an involuntary termination of his employment without “cause”, or a voluntary termination of employment by him for “good reason”, he would be entitled to a pro-rated annual incentive based on actual performance for the year of termination, plus base salary, target annual incentive, and medical, dental and life insurance coverage for the greater of 18 months or the balance of the term. Under Mr. Contreras’ employment agreement, upon an involuntary termination of his employment without “cause”, or a voluntary termination of employment by him for “good reason”, he would be entitled to a pro-rated annual incentive based on actual performance for the year of termination, plus base salary, target annual incentive, and medical, dental and life insurance coverage for 12 months.

For purposes of these employment agreements, the term “cause” generally includes embezzlement, fraud or a felony; unauthorized disclosure of confidential information; a material breach of the agreement; gross misconduct or gross neglect of duties; failure to cooperate with an internal or regulatory investigation; or a violation of the Company’s written conduct policies or ethics code. The term “good reason”

generally includes a reduction in duties or compensation; a relocation outside of Cincinnati; or a material breach of the employment agreement by the Company.

In exchange for the benefits described above, the executives agree not to (i) disclose the Company’s confidential information; (ii) compete against the Company for 6 months after termination (12 months if terminated for “cause”); (iii) solicit the Company’s employees or customers for 12 months after termination; or (iv) disparage the Company for 12 months after termination.

Executive Severance Plan

Each of Mr. Stautberg, Mr. Peterson and Ms. Knutson participate in the Executive Severance Plan. Upon an involuntary termination without “cause”, the severance benefit equals: (i) a pro-rated annual incentive, based on actual performance for the entire year, and (ii) one times base salary and target annual incentive. Participants must sign a release of claims against the Company prior to receiving these severance benefits.

Termination without Cause
or for Good Reason	Mr. Boehne	Mr. Stautberg	Mr. Peterson	Mr. Contreras	Ms. Knutson

Cash Severance	2,340,000	600,000	675,000	787,500	502,500
Health & Welfare (1)	24,751	0	0	16,500	0

Total	2,364,751	600,000	675,000	804,000	502,500

(1)	For Messrs. Boehne and Contreras, the amounts represent premiums for continued medical and dental coverage.

Death or Disability

Employment Agreements

Under Mr. Boehne’s employment agreement, upon a termination due to death or disability he would be entitled to a pro-rated target annual incentive from January 1 through one year after death or disability, plus continued base salary for one year and continued medical and dental benefits for two years. Under Mr. Contreras’ employment agreement, upon a termination due to death or disability he would be entitled to an amount equal to 12 months of base salary, a pro-rated target annual incentive and medical and dental coverage at no cost for 12 months.

Executive Severance Plan

Under the Executive Severance Plan, upon a termination due to death or disability each of Mr. Stautberg, Mr. Peterson and Ms. Knutson would be entitled to a pro-rated annual incentive, based on actual performance for the entire year, and 12 months of base salary.

Long-Term Incentive Plan

If a NEO dies or becomes disabled, then any equity awards issued under the Company’s Long-Term Incentive Plan will become fully vested, and in the case of stock options, be exercisable until their expiration date.

Termination Due to Death
or
Disability	Mr. Boehne	Mr. Stautberg	Mr. Peterson	Mr. Contreras	Ms. Knutson

Cash Severance	2,320,000	600,000	675,000	787,500	502,500

Equity
Restricted Stock (1)	1,326,792	287,547	333,226	333,226	80,985
Unexercisable Options (2)	0	0	0	0	0

Sub-Total	1,326,792	287,547	333,226	333,226	80,985

Other Benefits
Health & Welfare (3)	33,001	N/A	N/A	16,500	N/A

Sub-Total	33,001	0	0	16,500	0

Total	3,679,793	887,547	1,008,226	1,137,226	583,485

(1)	Represents the product of (i) the number of restricted stock awards outstanding as of December 31, 2008, multiplied by (ii) $2.21 per share for awards covering the Company’s shares and $22.00 per share for awards covering SNI shares (i.e., the closing market price on December 31, 2008).

(2)	All of the stock options had an exercise price in excess of the fair market value of the underlying shares on December 31, 2008, and are therefore not included in these calculations.

(3)	For Messrs. Boehne and Contreras, this amount represents the premiums for continued medical and dental insurance coverage.

Change in Control

Long-Term Incentive Plan

Under the terms of the Long-Term Incentive Plan, all outstanding equity awards held by the NEOs will vest upon a change in control with the options remaining exercisable for the remainder of the original terms. A change in control generally means (i) the acquisition of a majority of the Company’s voting common shares by someone other than The Edward W. Scripps Trust or a party to the Scripps Family Agreement; (ii) the disposition assets accounting for 90% or more of the Company’s revenues, unless the trust or the parties to the Scripps Family Agreement have a direct or indirect controlling interest in the acquiring entity, or (iii) a change in the membership of the Company’s board of directors, such that the current incumbents and their approved successors no longer constitute a majority.

Change in Control
(Single Trigger)	Mr. Boehne	Mr. Stautberg	Mr. Peterson	Mr. Contreras	Ms. Knutson

Equity
Restricted Stock (1)	185,762	80,703	10,794	10,794	74,011
Unexercisable Options (2)	0	0	0	0	0

Total	185,762	80,703	10,794	10,794	74,011

(1)	Represents the product of (i) the number of Company restricted stock awards outstanding as of December 31, 2008, multiplied by (ii) $2.21 per share for awards covering the Company’s shares. (i.e., the closing market price on December 31, 2008). The SNI restricted shares do not vest upon a change in control of the Company.

(2)	All of the stock options had an exercise price in excess of the fair market value of the underlying shares on December 31, 2008, and are therefore not included in these calculations.

Qualifying Termination Following a Change in Control

Senior Executive Change in Control Plan

Messrs. Boehne, Stautberg, Peterson and Contreras and Ms. Knutson participate in the Senior Executive Change in Control Plan. Under this plan, if the executive’s employment is terminated by us other than for “cause”, death or disability or if the executive resigns for “good reason,” within two years after a “change in control”, then the Company or its successor will be obligated to pay or provide the following benefits:

•	A lump sum payment equal to three times for Mr. Boehne and two times for Messrs. Stautberg, Peterson, Contreras and Ms. Knutson of the executive’s annual base salary and annual incentive. For this purpose, annual incentive generally means the greater of (i) target in the year of termination or (ii) the highest annual incentive earned in the prior three years.

•	Continued medical, dental, disability, life and accidental death insurance coverage for 36 months for Mr. Boehne and 24 months for Messrs. Stautberg, Peterson, Contreras and Ms. Knutson.

•	A lump sum payment equal to the actuarial value of the additional benefits under the Company’s qualified and supplemental defined benefit plans the executive would have received if his age and years of service at the time of termination were increased by three years for Mr. Boehne and two years for Messrs. Stautberg, Peterson, Contreras and Ms. Knutson.

Under the change in control plan, the terms “cause” generally includes a commission of a felony or an act that impairs the Company’s reputation; willful failure to perform duties; or breach of any material term, provision or condition of employment. The term “good reason” generally includes a reduction in compensation or duties; a relocation outside of Cincinnati; or a material breach of the employment terms by the Company. A change in control generally means (i) the acquisition of a majority of the Company’s voting common shares by someone other than The Edward W. Scripps Trust or a party to the Scripps Family Agreement; (ii) the disposition of assets accounting for 90% or more of the Company’s revenues, unless the trust or the parties to the Scripps Family Agreement have a direct or indirect controlling interest in the acquiring entity

Executive Annual Incentive Plan

Under the Executive Annual Incentive Plan, in the event that a participant’s employment terminates within one year of a “change in control,” the Company or its successor would be required to pay a lump sum amount to the participant equal to the target annual incentive opportunity for the performance period in which the termination occurs.

Change in Control
(Double Trigger)	Mr. Boehne	Mr. Stautberg	Mr. Peterson	Mr. Contreras	Ms. Knutson

Cash Severance	4,680,000	1,200,000	1,352,006	1,575,000	1,005,000
Other Benefits
Health & Welfare (1)	49,117	30,050	28,762	30,495	29,332
Tax Gross-Ups (2)	3,244,141	568,270	668,743	0	505,849
Retirement (3)	4,076,604	286,749	569,246	220,618	74,471

Sub-Total	7,369,862	885,069	1,266,751	251,113	609,652

Total (4)	12,049,862	2,085,069	2,618,757	1,826,113	1,614,652

(1)	The amounts represent premiums for continued medical, dental, disability, life and accidental death insurance.

(2)	Section 280G of the Internal Revenue Code applies if there is a change in control of the Company, compensation is paid to an NEO as a result of the change in control (“parachute payments”), and the present value of the parachute payments is 300% or more of the executive’s “base amount”, which equals his average W-2 income for the five-calendar-year period immediately preceding the change in control (e.g., 2003-2007 if the change in control occurs in 2008). If Section 280G applies, then the NEO is subject to an excise tax equal to 20% of the amount of the parachute payments in excess of his base amount (the “excess parachute payments”), in addition to income and employment taxes. Moreover, the Company is denied a federal income tax deduction for the excess parachute payments. The amounts in the Tax Gross-Ups row reflect a tax gross-up for the excise and related taxes, as required under the terms of the arrangements described above. The amounts are merely estimates based on the following assumptions: (i) an excise tax rate of 20% and a combined federal, state and local income and employment tax rate of 44.79%, and (ii) no amounts were allocated to the non-solicitation or non-competition covenants contained in the employment agreements.

(3)	Represents the actuarial present value of continued pension benefits, calculated using the pension plan’s provisions for a lump sum payment on January 1, 2009 including a 6.25% interest rate and the RP2000 mortality table.

(4)	These amounts are in addition to the payments and benefits described under the “Change in Control” caption, above.

Retirement

Only Mr. Peterson is eligible for retirement as of December 31, 2008 and he actually retired on that date. Under the terms of the Long-Term Incentive Plan, all outstanding equity awards vest upon retirement, with stock options remaining outstanding for the remainder of their terms.

Termination Due to
Retirement	Mr. Peterson

Equity
Restricted Stock (1)	$333,226
Unexercisable Options (2)	$0

Sub-Total	$333,226

Total	$333,226

(1)	Represents the product of (i) the number of restricted stock awards outstanding as of December 31, 2008, multiplied by (ii) $2.21 per share for awards covering the Company’s shares and $22.00 per share for awards covering SNI shares (i.e., the closing market price on December 31, 2008).

(2)	All of the stock options had an exercise price in excess of the fair market value of the underlying shares on December 31, 2008, and are therefore not included in these calculations.

Director Compensation

The following table sets forth information regarding the compensation earned in 2008 by non-employee directors:

	Fees
	Earned or	Scripps
	Paid in	Option	All Other
	Cash	Awards	Compensation	Total
Name	($)	($)(1)	($)(2)	($)

William R. Burleigh	178,000	511,441	14,027	703,468
John H. Burlingame	80,500	234,046	3,000	317,546
David A. Galloway	46,000	91,800	0	137,800
John W. Hayden	38,166	93,600	0	131,766
David Moffett	63,375	91,800	3,000	158,175
Jarl Mohn	40,500	91,800	0	132,300
Roger Ogden	37,000	93,600	0	130,600
Nicholas B. Paumgarten	36,500	91,800	0	128,300
Mary Peirce	34,000	93,600	0	127,600
Jeffrey Sagansky	42,500	91,800	0	134,300
Nackey E. Scagliotti	78,000	250,331	0	328,331
Edward W. Scripps	8,667	138,147	0	146,814
Paul K. Scripps	73,000	197,261	0	270,261
Ronald W. Tysoe	55,000	91,800	2,500	149,300
Kim Williams	39,000	93,600	0	132,600
Julie A. Wrigley	44,000	105,461	0	149,461

(1)	Represents the expense recognized in the Company’s financial statements related to stock option awards granted in 2008 and in prior years. The expense was determined in accordance with FAS 123R. See footnote 19 of the 2008 Annual Report for the assumptions used by the Company in the valuation of these awards. The grant date fair value of each stock option granted to the directors on June 13, 2008 was $9.18 and the grant date fair value of each stock option granted after July 1, 2008 was $.90.

The FAS 123R expense for stock options is estimated on the date of grant using a binomial lattice model, which in turn is based on the value of our Class A common shares on the date of grant and adjusted for certain modifications to the awards in connection with the spin-off. Since the date of grant, the value of our Class A common shares has decreased. For example, as of December 31, 2008, the exercise price for the stock options exceeded the fair market value of the underlying option shares, meaning that the options were “underwater”. In other words, the stock options held by our directors did not have an in-the-money value on December 31, 2008 (calculated based on the excess, if any, of the market price of our Class A common shares on December 31, 2008, over the option exercise price). The table below illustrates the significant difference between the FAS 123R expense and the in-the-money value of the stock options held by our directors.

	FY08	2008	Total FAS	In-The-Money
	Expense per	Modification	123R	Value as of
	FAS 123R	Charge	Expense	12/31/2008
Name	($)	($)	($)	($)

Mr. Burleigh	91,800	419,641	511,441	0
Mr. Burlingame	91,800	142,246	234,046	0
Mr. Galloway	91,800	0	91,800	0
Mr. Hayden	93,600	0	93,600	0
Mr. Moffett	91,800	0	91,800	0
Mr. Mohn	91,800	0	91,800	0
Mr. Ogden	93,600	0	93,600	0
Mr. Paumgarten	91,800	0	91,800	0
Ms. Peirce	93,600	0	93,600	0
Mr. Sagansky	91,800	0	91,800	0
Ms. Scagliotti	91,800	158,531	250,331	0
Mr. E.W. Scripps	0	138,147	138,147	0
Mr. P.K. Scripps	91,800	105,461	197,261	0
Mr. Tysoe	91,800	0	91,800	0
Ms. Williams	93,600	0	93,600	0
Ms. Wrigley	0	105,461	105,461	0

(2)	Represents the fees paid to Mr. Burleigh for country, dining and business club dues pursuant to his retirement agreement, and the charitable contributions made on behalf of the director by the Scripps Howard Foundation.

Description of Director Compensation Program

The Company’s director compensation program is designed to enhance its ability to attract and retain highly qualified directors and to align their interests with the long-term interests of its shareholders. The program includes a cash component, which is designed to compensate non-employee directors for their service on the board and an equity component, which is designed to align the interests of non-employee directors and shareholders. The Company also provides certain other benefits to non-employee directors, which are described below. Directors who are employees of the Company receive no additional compensation for their service on the board.

Cash Compensation

Each non-employee director is entitled to receive an annual cash retainer of $40,000. The chairman is entitled to receive an additional annual cash retainer of $100,000. Committee chairs also receive an annual retainer as described in the table below. The retainers are paid in equal quarterly installments. Each non-employee director is also entitled to receive a fee for each board meeting and committee meeting attended, as follows:

Meeting Fees
Board	$2,500
Executive, Compensation and Nominating & Governance Committees	$2,000
Audit Committee	$2,500
Annual Chair Fees
Executive Committee	$3,000
Audit Committee	$9,000
Compensation Committee	$6,000
Nominating & Governance Committee	$3,000

Equity Compensation

Consistent with past practice, in May 2008 non-employee directors serving as of the 2008 annual shareholder meeting received a nonqualified stock option award to purchase 10,000 shares at a price equal to the fair market value of the shares on the date of grant. The stock options have a term of ten years and are exercisable on the anniversary of the date of grant. They may be forfeited only upon removal from the board for cause. The awards were first approved at the February 2008 meeting of the board of directors. In connection with the spin-off transaction: (i) all stock options held by individuals who continued to serve as non-employees directors of our board (including Mr. Burleigh, Mr. Paul K. Scripps and Mr. Moffett) were split 80% - 20% between SNI stock options and Company stock options; and (ii) stock options held by individuals who became non-employee directors of SNI (including Mr. Galloway, Mr. Mohn, Mr. Tysoe, Mr. Sagansky, and Mr. Paumgarten ) were substituted for options to purchase shares of SNI’s Class A common stock. However, stock options held by Mr. Burligame and Ms. Scagliotti, who served on both boards after the spin-off, were treated as follows: (i) one half of the options were split 80% — 20% between SNI stock options and Company stock options; and (ii) the other one-half of the options were substituted for options to purchase shares of SNI’s Class A common stock. In each case, the number of shares underlying the options, and the exercise price of the options, were adjusted to preserve the intrinsic value of the awards.

The following table provides the number of stock options that had not been exercised and remained outstanding as of December 31, 2008. The table reflects the equitable adjustments to the number and type of shares and the exercise price that occurred in connection with the spin-off. The stock options are exercisable one year from the date of grant, but may be forfeited upon removal from the board for cause.

	Scripps Aggregate	SNI Aggregate
	Number of Shares	Number of Shares
	Underlying Stock	Underlying Stock
	Options Awards	Options Awards
Name	(#)	(#)

Mr. Burleigh	253,516	188,496
Mr. Burlingame	56,332	72,828
Mr. Galloway	0	69,615
Mr. Hayden	104,000	0
Mr. Moffett	56,337	8,568
Mr. Mohn	0	74,970
Mr. Ogden	104,000	0
Mr. Paumgarten	0	100,674
Ms. Peirce	104,000	0
Mr. Sagansky	0	58,905
Ms. Scagliotti	62,903	86,322
Mr. E.W. Scripps	78,867	71,971
Mr. P.K. Scripps	103,282	51,408
Mr. Tysoe	0	107,100
Ms. Williams	104,000	0
Ms. Wrigley	56,334	51,408

Other Benefits

In addition to the above compensation, the Scripps Howard Foundation, an affiliate of the Company, matches, on a dollar-for-dollar basis up to $3,000 annually, charitable contributions made by non-employee directors to qualifying organizations. This program is also available to all Scripps’ employees.

1997 Deferred Compensation and Stock Plan for Directors

A non-employee director may elect to defer payment of all or a designated percentage of the cash compensation received as a director under the Company’s 1997 Deferred Compensation and Stock Plan for Directors. The director may allocate the deferrals between a phantom stock account that credits earnings including dividends, based on the Company’s Class A common stock, or to a fixed income account that credits interest based on the twelve month average of the 10-year treasury rate (as of November of each year), plus 1%. The deferred amounts (as adjusted for earnings, interest and losses) are paid to the director at the time he or she ceases to serve as a director or upon a date predetermined by the director, either in a lump sum or annual installments over a specified number of years (not to exceed 15) as elected by the director. Payments generally are made in the form of cash, except that the director may elect to receive all or a portion of the amounts credited to his or her phantom stock account in the form of shares of Class A common stock.

REPORT ON COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Roger L. Ogden, chair, Mr. John H. Burlingame and Ms. Kim Williams are the members of the Company’s compensation committee.

Mr. Burlingame, Ms. Peirce and Ms. Scagliotti are the trustees of The Edward W. Scripps Trust and for 2009 are expected to continue to serve as trustees. The trustees have the power to vote and dispose of the 13,064,074 Class A Common Shares and 10,693,333 Common Voting Shares of the Company held by the Trust. Mr. Burlingame disclaims any beneficial interest in the shares held by the Trust. Ms. Scagliotti and Ms. Peirce are income beneficiaries of the Trust. See “Security Ownership of Certain Beneficial Owners.”

REPORT ON RELATED PARTY TRANSACTIONS

Related Party Transactions

There were no related party transactions in fiscal 2008. Under its charter, the audit committee of the board of directors is responsible for reviewing any proposed related party transaction. The audit committee has approved a “Statement of Policy With Respect to Related Party Transactions” which recognizes that related party transactions can present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof). This policy defines a “related party,” requires that management present to the audit committee for its approval any related party transaction, and defines disclosure procedures.

Scripps Family Agreement

General.  The Company and certain persons and trusts are parties to an agreement (the “Scripps Family Agreement”) restricting the transfer and governing the voting of Common Voting Shares that such persons and trusts may acquire or own at or after the termination of The Edward W. Scripps Trust. Such persons and trusts (the “Signatories”) consist of certain descendants of Robert Paine Scripps who are beneficiaries of the Trust, descendants of John P. Scripps, and certain trusts of which descendants of John P. Scripps are trustees and beneficiaries. Robert Paine Scripps was a son of the founder of the Company. John P. Scripps was a grandson of the founder and a nephew of Robert Paine Scripps.

If the Trust were to have terminated as of January 31, 2009, the Signatories would have held in the aggregate approximately 93% of the outstanding Common Voting Shares as of such date.

Once effective, the provisions restricting transfer of Common Voting Shares under the Scripps Family Agreement will continue until 21 years after the death of the last survivor of the descendants of Robert Paine Scripps and John P. Scripps alive when the Trust terminates. The provisions of the Scripps Family Agreement governing the voting of Common Voting Shares will be effective for a 10-year period after termination of the Trust and may be renewed for additional 10-year periods.

Transfer Restrictions.  No Signatory will be able to dispose of any Common Voting Shares (except as otherwise summarized below) without first giving other Signatories and the Company the opportunity to purchase such shares. Signatories will not be able to convert Common Voting Shares into Class A Common Shares except for a limited period of time after giving other Signatories and the Company the aforesaid opportunity to purchase and except in certain other limited circumstances.

Signatories will be permitted to transfer Common Voting Shares to their lineal descendants or trusts for the benefit of such descendants, or to any trust for the benefit of such a descendant, or to any trust for the benefit of the spouse of such descendant or any other person or entity. Descendants to whom such shares are sold or transferred outright, and trustees of trusts into which such shares are transferred, must become parties to the Scripps Family Agreement or such shares shall be deemed to be offered for sale pursuant to the Scripps Family Agreement. Signatories will also be permitted to transfer Common Voting Shares by testamentary transfer to their spouses provided such shares are converted to Class A Common Shares and to pledge such shares as collateral security provided that the pledgee agrees to be bound by the terms of the Scripps Family Agreement. If title to any such shares subject to any trust is transferred to anyone other than a descendant of Robert Paine Scripps or John P. Scripps, or if a person who is a descendant of Robert Paine Scripps or John P. Scripps acquires outright any such shares held in trust but is not or does not become a party to the Scripps Family Agreement, such shares shall be deemed to be offered for sale pursuant to the Scripps Family Agreement. Any valid transfer of Common Voting Shares made by Signatories without compliance with the Scripps Family Agreement will result in automatic conversion of such shares to Class A Common Shares.

Voting Provisions.  The Scripps Family Agreement provides that the Company will call a meeting of the Signatories prior to each annual or special meeting of the shareholders of the Company held after termination of the Trust (each such meeting hereinafter referred to as a “Required Meeting”). At each Required Meeting, the Company will submit for decision by the Signatories each matter, including election of directors, that the Company will submit to its shareholders at the annual meeting or special meeting with respect to which the Required Meeting has been called. Each Signatory will be entitled, either in person or by proxy, to cast one vote for each Common Voting Share owned of record or beneficially by him on each matter brought before the Required Meeting. Each Signatory will be bound by the decision reached by majority vote with respect to each matter brought before the Required Meeting, and at the related annual or special meeting of the shareholders of the Company each Signatory will vote his Common Voting Shares in accordance with decisions reached at the Required Meeting of the Signatories.

John P. Scripps Newspapers

In connection with the merger in 1986 of the John P. Scripps Newspaper Group (“JPSN”) into a wholly owned subsidiary of the Company (the “JPSN Merger”), the Company and The Edward W. Scripps Trust entered into certain agreements discussed below.

JPSN Board Representation Agreement.  The Edward W. Scripps Trust and John P. Scripps entered into a Board Representation Agreement dated March 14, 1986 in connection with the JPSN Merger. Under this agreement, the surviving adult children of Mr. John P. Scripps who are shareholders of the Company have the right to designate one person to serve on the Company’s board of directors so long as they continue to own in the aggregate 25% of the sum of (i) the shares issued to them in the JPSN Merger and (ii) the shares received by them from John P. Scripps’ estate. In this regard, The Edward W. Scripps Trust has agreed to vote its Common Voting Shares in favor of the person designated by John P. Scripps’ children. Pursuant to this agreement, Paul K. Scripps currently serves on the Company’s board of directors and is a nominee for election at the annual meeting. The Board Representation Agreement terminates upon the earlier of the termination of The Edward W. Scripps Trust or the completion of a public offering by the Company of Common Voting Shares.

Stockholder Agreement.  The former shareholders of the John P. Scripps Newspaper Group, including John P. Scripps and Paul K. Scripps, entered into a Stockholder Agreement with the Company in connection with the JPSN Merger. This agreement restricts to certain transferees the transfer of Common Voting Shares received by such shareholders pursuant to the JPSN Merger. These restrictions on transfer will terminate on the earlier of the termination of The Edward W. Scripps Trust or completion of a public offering of Common Voting Shares. Under the agreement, if a shareholder has received a written offer to purchase 25% or more of his Common Voting Shares, the Company has a “right of first refusal” to purchase such shares on the same terms as the offer. Under certain other circumstances, such as bankruptcy or insolvency of a shareholder, the Company has an option to buy all Common Voting Shares of the Company owned by such shareholder. Under the agreement, stockholders owning 25% or more of the outstanding Common Voting Shares issued pursuant to the JPSN Merger may require the Company to register Common Voting Shares (subject to the right of first refusal mentioned above) under the Securities Act of 1933 for sale at the shareholders’ expense in a public offering. In addition, the former shareholders of the John P. Scripps Newspaper Group will be entitled, subject to certain conditions, to include Common Voting Shares (subject to the right of first refusal) that they own in any registered public offering of shares of the same class by the Company. The registration rights expire three years from the date of a registered public offering of Common Voting Shares.

REPORT ON SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and officers, and owners of more than ten percent of the Company’s Class A Common Shares (“10% shareholders”), to file with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Class A Common Shares and other equity securities of the Company. Officers, directors and 10% shareholders are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the year ended December 31, 2008, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with, except for two late filings. Mr. Ogden purchased 800 Class A Common shares on July 1, 2008 and due to an administrative error his Form 4 reporting this transaction was filed on July 7, 2008, one day late. Due to an instructional error at his broker’s office, Mr. Scripps purchased 120 class A common shares on May 30, 2008 and sold the shares on July 2, 2008 at a loss. His Form 4 was filed for both transactions on July 15, 2008.

ENGAGEMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

At its February 16, 2009 meeting, the audit committee of the board of directors approved the appointment of Deloitte & Touche LLP as independent registered public accountants for the Company for the year ending December 31, 2009. A representative of Deloitte & Touche LLP, the Company’s independent registered public accounting firm during 2008, is expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement if he or she desires.

REPORT ON SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Any shareholder proposals intended to be presented at the Company’s 2010 Annual Meeting of Shareholders must be received by the Company at 312 Walnut Street, Suite 2800, Cincinnati, Ohio, 45202, on or before November 18, 2009, for inclusion in the Company’s proxy statement and form of proxy relating to the 2010 Annual Meeting of Shareholders.

If a shareholder intends to raise a proposal at the Company’s 2010 annual meeting that he or she does not seek to have included in the Company’s proxy statement, the shareholder must notify the Company of the proposal on or before February 1, 2010. If the shareholder fails to notify the Company, the Company’s proxies will be permitted to use their discretionary voting authority with respect to such proposal when and if it is raised at such annual meeting, whether or not there is any discussion of such proposal in the 2010 proxy statement.

OTHER MATTERS

The presence of any shareholder at the meeting will not operate to revoke his or her proxy. A proxy may be revoked at any time, insofar as it has not been exercised, by submitting a new proxy with a later date, notifying the Company’s secretary in writing before the meeting, or voting in person at the meeting.

The persons named in the enclosed proxy, or their substitutes, will vote the shares represented by such proxy at the meeting. The forms of proxy for the two respective classes of stock permit specification of a vote for persons nominated for election as directors by each such class of stock, as set forth under “Election of Directors” above, and the withholding of authority to vote in the election of such directors or the withholding of authority to vote for one or more specified nominees. Where a choice has been specified in the proxy, the shares represented thereby will be voted in accordance with such specification. If no specification is made, such shares will be voted to elect directors as set forth under “Election of Directors.”

Under Ohio law and the Company’s Articles of Incorporation, broker non-votes for Class A Common Shares and abstaining votes for both Class A Common Shares and Common Voting Shares will not be counted in favor of, or against, election of any nominee.

If any other matters shall properly come before the meeting, the persons named in the proxy, or their substitutes, will vote thereon in accordance with their judgment. The board does not know of any other matters which will be presented for action at the meeting.

By order of the board of directors,

Mary Denise Kuprionis, Esq.
Vice President, Secretary,
Chief Ethics & Compliance Officer

March 18, 2009

■                               The E.W. Scripps Company      ■

ANNUAL MEETING OF SHAREHOLDERS
Date:	May 5, 2009
Time:	10:00 A.M. (EST)
Place:	The Queen City Club, 331 East Fourth Street, Cincinnati, OH 45202
Proxy for Class A Common Shares
See Voting Instruction on Reverse Side.
Please make your marks like this: ☒ Use dark black pencil or pen only
Board of Directors Recommends a Vote FOR proposal 1.
1: Election of Directors

Vote For All Nominees	Withhold Vote From All Nominees	*Vote For All Except

☐	☐	☐

*	INSTRUCTIONS: To withhold authority to vote for any
nominee, mark the “Exception” box and write
the number(s) in the space provided to the right.

PROPOSAL(1)

1: Election of Directors Nominees:

To be elected by the Class A Common Shareholders:

01 Roger L. Ogden	02 J. Marvin Quin
03 Kim Williams

	To attend the meeting and vote your shares in person, please mark this box.	☐

■	Authorized Signatures - This section must be completed for your Instructions to be executed.		■

Please Sign Here	Please Date Above

Please Sign Here	Please Date Above
Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.
The E.W. Scripps Company
Annual Meeting of Shareholders
to be held on Wednesday, May 5, 2009
for Holders as of March 6, 2009

INTERNET		TELEPHONE
Go To		866-390-9954
www.proxypush.com/ssp
• Cast your vote online.	OR	• Use any touch-tone telephone.
• View Meeting Documents.		• Have your Voting Instruction Form ready.
• Follow the simple recorded instructions.

MAIL

OR	• Mark, sign and date your Voting Instruction Form.
• Detach your Voting Instruction Form.
• Return your Voting Instruction Form in the
postage-paid envelope provided.
By signing the proxy, you revoke all prior proxies and appoint Timothy E. Stautberg and Mary Denise Kuprionis, each of them acting in the absence of the other, with full power of substitution to vote your shares on matters shown on the Voting Instruction form and any other matters that may come before the Annual Meeting and all adjournments.
All votes must be received by 5:00 P.M., Eastern Time, May 4, 2009.

PROXY TABULATOR FOR

The E.W. Scripps Company P.O. Box 8016 Cary, NC 27512-9903

EVENT #

CLIENT #

OFFICE #

Revocable Proxy — The E.W. Scripps Company
Annual Meeting of Shareholders
May 5, 2009, 10:00 a.m. (EST)
This Proxy is Solicited on Behalf of the Board of Directors
The undersigned appoints Timothy E. Stautberg and Mary Denise Kuprionis, each with full power of substitution, to act as proxies for the undersigned, and to vote all Class A Common Shares that the undersigned is entitled to vote at the Annual Meeting of Shareholders on Monday, May 5, 2009 at 10:00 a.m. at The Queen City Club, 331, East Fourth Street, Cincinnati, OH 45202, and any and all adjournments thereof, as set forth below.
This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted:
FOR the nominees for directors specified
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

■	The E.W. Scripps Company ■

ANNUAL MEETING OF SHAREHOLDERS
Date:	May 5, 2009
Time:	10:00 A.M. (EST)
Place:	The Queen City Club, 331 East Fourth Street, Cincinnati, OH 45202
Proxy for Common Voting Shares
See Voting Instruction on Reverse Side.
Please make your marks like this:☒ Use dark black pencil or pen only
Board of Directors Recommends a Vote FOR proposal 1.
1: Election of Directors

Vote For All Nominees	Withhold Vote From All Nominees	*Vote For All Except

☐	☐	☐

*	INSTRUCTIONS: To withhold authority to vote for any
nominee, mark the “Exception” box and write
the number(s) in the space provided to the right.

PROPOSAL(1)

1: Election of Directors Nominees:

To be elected by Common Voting Shareholders:

01 Richard A. Boehne	04 Mary McCabe Peirce
02 John H. Burlingame	05 Nackey E. Scagliotti
03 John W. Hayden	06 Paul K. Scripps

	To attend the meeting and vote your shares	☐
in person, please mark this box.

■	Authorized Signatures - This section must be completed for your Instructions to be executed.		■

Please Sign Here	Please Date Above

Please Sign Here	Please Date Above
Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.
The E.W. Scripps Company
Annual Meeting of Shareholders
to be held on Wednesday, May 5, 2009
for Holders as of March 6, 2009

INTERNET		TELEPHONE
Go To		866-390-9954
www.proxypush.com/ssp
• Cast your vote online.	OR	• Use any touch-tone telephone.
• View Meeting Documents.		• Have your Voting Instruction Form ready.
• Follow the simple recorded instructions.

MAIL

OR	• Mark, sign and date your Voting Instruction Form.
• Detach your Voting Instruction Form.
• Return your Voting Instruction Form in the
postage-paid envelope provided.
By signing the proxy, you revoke all prior proxies and appoint Timothy E. Stautberg and Mary Denise Kuprionis, each of them acting in the absence of the other, with full power of substitution to vote your shares on matters shown on the Voting Instruction form and any other matters that may come before the Annual Meeting and all adjournments.
All votes must be received by 5:00 P.M., Eastern Time, May 4, 2009.

PROXY TABULATOR FOR

The E.W. Scripps Company P.O. Box 8016 Cary, NC 27512-9903

EVENT #

CLIENT #

OFFICE #

Revocable Proxy — The E.W. Scripps Company
Annual Meeting of Shareholders
May 5, 2009, 10:00 a.m. (EST)
This Proxy is Solicited on Behalf of the Board of Directors
The undersigned appoints Timothy E. Stautberg and Mary Denise Kuprionis, each with full power of substitution, to act as proxies for the undersigned, and to vote all Common Voting Shares that the undersigned is entitled to vote at the Annual Meeting of Shareholders on Monday, May 5, 2009 at 10:00 a.m. at The Queen City Club, 331, East Fourth Street, Cincinnati, OH 45202, and any and all adjournments thereof, as set forth below.
This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted:
FOR the nominees for directors specified
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)